EXHIBIT 4.1 - SERIES 2002-1 SUPPLEMENT

================================================================================

                 ----------------------------------------------

                            SERIES 2002-1 SUPPLEMENT
                             Dated as of May 7, 2002

                                       TO

                              AMENDED AND RESTATED
                     MASTER POOLING AND SERVICING AGREEMENT
                          Dated as of December 31, 2001

                 ----------------------------------------------


                        TYLER INTERNATIONAL FUNDING, INC.
                                   Transferor

                       FIRST NORTH AMERICAN NATIONAL BANK
                                    Servicer

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                     Trustee

                       on behalf of the Certificateholders


                 ----------------------------------------------

                                  $300,000,000
                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2002-1

                 ----------------------------------------------

================================================================================

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
Section 1      Designation ................................................................      1
Section 2      Definitions ................................................................      1
Section 3      Minimum Transferor Interest Percentage and Minimum Aggregate
               Principal Receivables ......................................................    288
Section 4      Reassignment and Transfer Terms ............................................     28
Section 4A     Interest Rate Caps .........................................................     28
Section 5      Delivery and Payment for the Certificates ..................................     32
Section 6      Form of Delivery of the Series 2002-1 Certificates .........................     32
Section 7      Servicing Compensation .....................................................     33
Section 8      Article IV of the Agreement ................................................    344

                                            ARTICLE IV
                            RIGHTS OF SERIES 2002-1 CERTIFICATEHOLDERS AND
                               ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.2    Collections and Allocations ................................................     34
Section 4.3    Determination of Monthly Interest ..........................................     35
Section 4.3A   Determination of LIBOR .....................................................     38
Section 4.4    Determination of Monthly Principal .........................................     38
Section 4.5    Required Amount ............................................................     40
Section 4.6    Application of Class A Available Funds, Class B Available Funds,
               CTO Available Funds, Class D Available Funds, Class E Available Funds
               and Collections of Principal Receivables ...................................     42
Section 4.7    Defaulted Amounts; Adjustment Amounts, Investor Charge Offs;
               Reductions of Adjustment Amounts ...........................................     46
Section 4.8    Excess Spread; Shared Excess Finance Charge Collections ....................     51
Section 4.9    Subordinated Principal Collections .........................................     53
Section 4.10   Principal Shortfall ........................................................     54
Section 4.11   Finance Charge Shortfall ...................................................     55
Section 4.12   Spread Account .............................................................     55
Section 4.13   Principal Funding Account ..................................................     56
Section 4.14   Reserve Account ............................................................     58
Section 4.15   Postponement of Accumulation Period ........................................     61
Section 4.16   Suspension of Accumulation Period ..........................................     61

Section 9      Article V of the Agreement .................................................     62

                                            ARTICLE V
                            DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

Section 5.1    Distributions ..............................................................     62
Section 5.2    Statements to Series 2002-1 Certificateholders .............................     64

Section 10     Early Amortization Events ..................................................     64
Section 11     CTO Defaults ...............................................................     66
Section 12     Restrictions on Transfer ...................................................     67
Section 13     Tax Characterization of the Collateralized Trust Obligations, the
               Class D Certificates and the Class E Certificates ..........................     74
Section 14     Ratification of Master Pooling and Servicing Agreement .....................     75
Section 15     Counterparts ...............................................................     75
Section 16     Governing Law ..............................................................     75
Section 17     Subordination of Certain Termination Payments ..............................     75
Section 18     Paired Series ..............................................................     75

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class B Certificate
Exhibit C      Form of Collateralized Trust Obligation
Exhibit D      Form of Class D Certificate
Exhibit E      Form of Class E Certificate
Exhibit F      Form of Monthly Servicer's Certificate
Exhibit G      Form of Monthly Certificateholder's Statement
Exhibit H      Form of Transfer Certification (Restricted Certificates)
Exhibit I      Form of Transfer Certification (Class E Certificates)

          SERIES 2002-1 SUPPLEMENT, dated as of May 7, 2002, among TYLER INTERNATIONAL FUNDING, INC., a Delaware corporation ("Tyler Funding"), as
                                                      -------------
Transferor, FIRST NORTH AMERICAN NATIONAL BANK, a national banking association ("FNANB"), as Servicer, and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known
  -----
as Bankers Trust Company), a New York banking corporation ("Deutsche Bank"), as
                                                            -------------
Trustee.

                             PRELIMINARY STATEMENTS

          WHEREAS, Tyler Funding, as Transferor, FNANB, as Transferor under the Prior Agreement (as defined therein) and as Servicer, and Deutsche Bank, as Trustee, are parties to an Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (the "Agreement");
                                              ---------

          WHEREAS, Section 6.9 provides, among other things, that Tyler Funding and Deutsche Bank may at any time and from time to time enter into one or more supplements to the Agreement for the purpose of authorizing the issuance of one or more new Series of Investor Certificates; and

          WHEREAS, Tyler Funding and FNANB are entering into this Series Supplement with Deutsche Bank to provide for the issuance of a new Series of Investor Certificates;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, Tyler Funding, FNANB and Deutsche Bank hereby agree as follows:

          Section 1    Designation. The Investor Certificates issued hereunder
                       -----------
shall be designated generally as the Series 2002-1 Certificates. The Series 2002-1 Certificates shall be one of the Series of Investor Certificates in Group One and shall be a Principal Sharing Series. The Series 2002-1 Certificates shall be issued initially in five certificated Classes, which Classes shall be designated generally as the Class A Floating Rate Asset Backed Certificates, Series 2002-1, the Class B Floating Rate Asset Backed Certificates, Series 2002-1, the Collateralized Trust Obligations, Series 2002-1, the Class D Floating Rate Asset Backed Certificates, Series 2002-1 and the Class E Floating Rate Asset Backed Certificates, Series 2002-1. The first Distribution Date with respect to Series 2002-1 shall be the June 2002 Distribution Date. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. Notwithstanding the foregoing, the provisions of Section 6.9(b) with respect to the delivery of an Opinion of Counsel to the effect that a newly issued Series of Investor Certificates will be characterized as either indebtedness or an interest in a partnership (that is not taxable as a corporation) under existing law for Federal income tax purposes shall not be applicable to the Class D Certificates or the Class E Certificates.

          Section 2    Definitions. All capitalized terms not otherwise defined
                       -----------
herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 2002-1

Certificates and to no other Series of Certificates issued by the Trust. The following words and phrases shall have the following meanings with respect to the Series 2002-1 Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Accumulation Period" shall mean, unless an Early Amortization Event
           -------------------
with respect to Series 2002-1 shall have occurred prior thereto, the period commencing at the close of business on the last day of the March 2004 Collection Period, or such later date as shall be determined in accordance with Section
4.15 or Section 4.16, and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations, the Class D Certificates and the Class E Certificates and (c) the Stated Series Termination Date.

          "Accumulation Period Factor" shall mean, for each Collection Period, a
           --------------------------
fraction, the numerator of which is equal to the sum of the initial invested amounts (or other corresponding amounts) of all outstanding Series and the denominator of which is equal to the sum of (a) the Initial Invested Amount, (b) the initial invested amounts (or other corresponding amounts) of all outstanding Series (other than Series 2002-1) which are not expected to be in their revolving periods during such Collection Period and (c) the initial invested amounts (or other corresponding amounts) of all outstanding Series (other than Series 2002-1) which are not allocating Shared Principal Collections to other Series and are expected to be in their revolving periods during such Collection Period.

          "Accumulation Period Length" shall have the meaning specified in
           --------------------------
Section 4.15.

          "Adjusted Invested Amount" shall mean, as of any date, an amount equal
           ------------------------
to the sum of the Class A Adjusted Invested Amount, the Class B Adjusted Invested Amount, the CTO Adjusted Invested Amount, the Class D Adjusted Invested Amount and the Class E Invested Amount, in each case as of such date.

          "Assignee" shall have the meaning specified in Section 12(g) of this
           --------
Series Supplement.

          "Available Principal Collections" shall mean, for any Distribution
           -------------------------------
Date, an amount equal to (a) the applicable Invested Percentage of Collections of Principal Receivables for the preceding Collection Period, plus (b) the
                                                              ----
amounts included in Available Principal Collections for such Distribution Date pursuant to Section 4.6 and Section 4.8, plus (c) Shared Principal Collections
                                         ----
allocated to Series 2002-1, plus (d) during the Accumulation Period or the Early
                            ----
Amortization Period, any amounts allocated to Series 2002-1 as described in
Section 4.10, minus (e) Subordinated Principal Collections applied pursuant to
              -----
Section 4.9 for such preceding Collection Period.

          "Available Reserve Account Amount" shall mean, for any Distribution
           --------------------------------
Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (before giving effect to any deposit or withdrawal to be made to or from the Reserve Account on such date) and (b) the Required Reserve Account Amount for such Distribution Date.

          "Available Spread Account Amount" shall mean, for any Distribution
           -------------------------------
Date, the lesser of (a) the amount on deposit in and available to be withdrawn from the Spread Account on such Distribution Date (before giving effect to any deposit or withdrawal to be made to or from the Spread Account on such date) and
(b) the Required Spread Account Amount for such Distribution Date.

          "Average Excess Spread Percentage" shall mean, for any Distribution
           --------------------------------
Date, the average of the Excess Spread Percentages for the three consecutive Collection Periods preceding such Distribution Date; provided, however, that (i)
                                                     --------  -------
the Average Excess Spread Percentage for the first Distribution Date shall equal the Excess Spread Percentage for the preceding Collection Period and (ii) the Average Excess Spread Percentage for the second Distribution Date shall equal the average of the Excess Spread Percentages for the two consecutive Collection Periods preceding such Distribution Date.

          "Base Rate" shall mean, for any Collection Period, the sum of (a) the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is the Monthly Interest for the Distribution Date immediately following the last day of such Collection Period (adjusted, in the case of the first Collection Period, by multiplying such Monthly Interest by the percentage equivalent of a fraction, the numerator of which is 360 and the denominator of which is the number of days in the first Interest Period) and the denominator of which is the Adjusted Invested Amount as of the last day of the Collection Period preceding such Collection Period (or, in the case of the first Collection Period, as of the Closing Date) and (b) the product of (i) 2.00% per annum and (ii) the percentage equivalent of a fraction, the numerator of which is the Invested Amount and the denominator of which is the Adjusted Invested Amount, each as of the last day of such preceding Collection Period (or, in the case of the first Collection Period, as of the Closing Date).

          "Business Day" shall have the meaning specified in the Agreement.
           ------------

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(a).

          "Class A Adjusted Invested Amount" shall mean, as of any date, an
           --------------------------------
amount equal to the sum of the Class A Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of Class A Monthly Principal (excluding interest and other investment earnings on such amount).

          "Class A Adjustment Amount" shall mean, for any Distribution Date, an
           -------------------------
amount equal to the product of (i) the Series Adjustment Amount for Series 2002-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

          "Class A Allocable Amount" shall mean, for any Distribution Date, the
           ------------------------
sum of the Class A Default Amount for such Distribution Date and the Class A Adjustment Amount for such Distribution Date.

          "Class A Available Funds" shall mean, for any Collection Period, an
           -----------------------
amount equal to the sum of (a) the Class A Floating Allocation Percentage of Collections of Finance Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Agreement, (b) the Class A Cap Payment, if any, deposited in the Collection Account on the Distribution Date immediately following the last day of such Collection Period,
(c) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Collection Period and included in Class A Available Funds pursuant to Section 4.13(c)(i), (d) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class A Available Funds pursuant to Section 4.14(d)(i) and (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class A Available Funds pursuant to Section 4.14(e).

          "Class A Cap Payment" shall mean, for any Distribution Date, any
           -------------------
payment made to the Trust pursuant to the Class A Interest Rate Cap with respect to such Distribution Date.

          "Class A Cap Rate" shall mean 7.00% per annum.
           ----------------

          "Class A Certificate Rate" shall mean, for any Interest Period, a per
           ------------------------
annum rate of 0.19% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate is registered in the Certificate Register.

          "Class A Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A.
                             ---------

          "Class A Default Amount" shall mean, for any Distribution Date, an
           ----------------------
amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class A Floating Allocation Percentage for such Collection Period.

          "Class A Fixed Allocation Percentage" shall mean, for any Collection
           -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made;

provided, however, that, for any Collection Period in which Additional Accounts
--------  -------
are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided further, that if the Series 2002-1
                          -------- -------
Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class A Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

          "Class A Floating Allocation Percentage" shall mean, for any
           --------------------------------------
Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class A Invested Amount as of the last day of the immediately preceding Collection Period (or the Class A Initial Invested Amount, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts
--------  -------
are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

          "Class A Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class A Certificates, which is $217,500,000.

          "Class A Interest Rate Cap" shall mean the master agreement dated as
           -------------------------
of May 7, 2002 between the Transferor and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated as of May 7, 2002 between the Transferor and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(a).

          "Class A Invested Amount" shall mean, as of any date, an amount equal
           -----------------------
to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount on
                                            -----
deposit in the Principal Funding Account as of such date in respect of Class A Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class
         -----
A Certificateholders prior to such date, minus (d) the excess, if any, of the
                                         -----
aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A Investor Charge Offs
      ----
reimbursed prior to such date
pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class A Invested Amount prior to such date pursuant to Section 4.7(g); provided, however, that
                                                      --------  -------
the Class A Invested Amount may not be reduced below zero.

          "Class A Investor Charge Offs" shall have the meaning specified in
           ----------------------------
Section 4.7(a).

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(a).

          "Class A Notional Amount" shall mean, as of any date, the notional
           -----------------------
amount of the Class A Interest Rate Cap as of such date as determined in accordance with the provisions of the Class A Interest Rate Cap.

          "Class A Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class A Certificate Rate for such Interest Period and 2.00% per annum.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(a).

          "Class A Servicing Fee" shall have the meaning specified in Section 7
           ---------------------
of this Series Supplement.

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(b).

          "Class B Adjusted Invested Amount" shall mean, as of any date, an
           --------------------------------
amount equal to the sum of the Class B Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of Class B Monthly Principal (excluding interest and other investment earnings on such amount).

          "Class B Adjustment Amount" shall mean, for any Distribution Date, an
           -------------------------
amount equal to the product of (i) the Series Adjustment Amount for Series 2002-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

          "Class B Allocable Amount" shall mean, for any Distribution Date, the
           ------------------------
sum of the Class B Default Amount for such Distribution Date and the Class B Adjustment Amount for such Distribution Date.

          "Class B Available Funds" shall mean, for any Collection Period, an
           -----------------------
amount equal to the sum of (a) the Class B Floating Allocation Percentage of Collections of Finance Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Agreement, (b) the Class B Cap Payment, if any, deposited in the Collection Account on the Distribution Date immediately following the last day of such Collection Period,
(c) the portion of
the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Collection Period and included in Class B Available Funds pursuant to
Section 4.13(c)(ii), (d) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class B Available Funds pursuant to Section 4.14(d)(ii) and (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class B Available Funds pursuant to
Section 4.14(e).

          "Class B Cap Payment" shall mean, for any Distribution Date, any
           -------------------
payment made to the Trust pursuant to the Class B Interest Rate Cap with respect to such Distribution Date.

          "Class B Cap Rate" shall mean 7.00% per annum.
           ----------------

          "Class B Certificate Rate" shall mean, for any Interest Period, a per
           ------------------------
annum rate of 0.90% in excess of LIBOR, as determined on the related LIBOR Determination Date.

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit B.
                             ---------

          "Class B Default Amount" shall mean, for any Distribution Date, an
           ----------------------
amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class B Floating Allocation Percentage for such Collection Period.

          "Class B Fixed Allocation Percentage" shall mean, for any Collection
           -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any
                                        --------  -------
Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided
                                                                  --------
further, that if the Series 2002-1 Certificates are paired with a Paired Series
-------
and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class

B Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

          "Class B Floating Allocation Percentage" shall mean, for any
           --------------------------------------
Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class B Invested Amount as of the last day of the immediately preceding Collection Period (or the Class B Initial Invested Amount, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts
--------  -------
are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

          "Class B Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class B Certificates, which is $34,500,000.

          "Class B Interest Rate Cap" shall mean the master agreement dated as
           -------------------------
of May 7, 2002 between the Transferor and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated as of May 7, 2002 between the Transferor and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(b).

          "Class B Invested Amount" shall mean, as of any date, an amount equal
           -----------------------
to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount on
                                            -----
deposit in the Principal Funding Account as of such date in respect of Class B Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class
         -----
B Certificateholders prior to such date, minus (d) the aggregate amount of Class
                                         -----
B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of
                                                         -----
Class B Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), minus (f) an amount equal to the amount by
                                  -----
which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), plus (g) the sum of the amount of Excess
                                  ----
Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class B Invested Amount prior to such date pursuant to Section 4.7(g); provided, however, that the Class B Invested Amount
                            --------  -------
may not be reduced below zero.

          "Class B Investor Charge Offs" shall have the meaning specified in
           ----------------------------
Section 4.7(b).

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(b).

          "Class B Notional Amount" shall mean, as of any date, the notional
           -----------------------
amount of the Class B Interest Rate Cap as of such date as determined in accordance with the provisions of the Class B Interest Rate Cap.

          "Class B Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class B Certificate Rate for such Interest Period and 2.00% per annum.

          "Class B Principal Commencement Date" shall mean (i) unless the Early
           -----------------------------------
Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the first Distribution Date on which the aggregate amount on deposit in the Principal Funding Account in respect of Class A Monthly Principal equals the outstanding principal balance of the Class A Certificates and (ii) if the Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the Distribution Date on which the Class A Certificates are paid in full.

          "Class B Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(b).

          "Class B Servicing Fee" shall have the meaning specified in Section 7
           ---------------------
of this Series Supplement.

          "Class B Subordinated Principal Collections" shall mean, for any
           ------------------------------------------
Collection Period, an amount equal to the product of (i) the Class B Floating Allocation Percentage (for any Collection Period with respect to the Revolving Period) or the Class B Fixed Allocation Percentage (for any Collection Period with respect to the Accumulation Period or the Early Amortization Period) and
(ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

          "Class D Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(d).

          "Class D Adjusted Invested Amount" shall mean, as of any date, an
           --------------------------------
amount equal to the sum of the Class D Invested Amount as of such date and the aggregate amount on deposit in the Principal Funding Account on such date in respect of Class D Monthly Principal (excluding interest and other investment earnings on such amount).

          "Class D Adjustment Amount" shall mean, for any Distribution Date, an
           -------------------------
amount equal to the product of (i) the Series Adjustment Amount for Series 2002-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

          "Class D Allocable Amount" shall mean, for any Distribution Date, the
           ------------------------
sum of the Class D Default Amount for such Distribution Date and the Class D Adjustment Amount for such Distribution Date.

          "Class D Available Funds" shall mean, for any Collection Period, an
           -----------------------
amount equal to the sum of (a) the Class D Floating Allocation Percentage of Collections of Finance Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Agreement, (b) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Collection Period and included in Class D Available Funds pursuant to Section 4.13(c)(iv), (c) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class D Available Funds pursuant to
Section 4.14(d)(iv) and (d) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in Class D Available Funds pursuant to Section 4.14(e).

          "Class D Certificate Rate" shall mean, for any Interest Period, the
           ------------------------
rate designated in the letter agreement, dated May 7, 2002, between the Transferor and the Trustee; provided, however, that the Class D Certificate Rate
                            --------  -------
shall in no event exceed LIBOR plus 6.00% per annum.

          "Class D Certificateholder" shall mean the Person in whose name a
           -------------------------
Class D Certificate is registered in the Certificate Register.

          "Class D Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit D.
                             ---------

          "Class D Default Amount" shall mean, for any Distribution Date, an
           ----------------------
amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class D Floating Allocation Percentage for such Collection Period.

          "Class D Fixed Allocation Percentage" shall mean, for any Collection
           -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any
                                        --------  -------
Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided
                                                                  --------
further, that if the Series 2002-1 Certificates are
-------
paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class D Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

          "Class D Floating Allocation Percentage" shall mean, for any
           --------------------------------------
Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class D Invested Amount as of the last day of the immediately preceding Collection Period (or the Class D Initial Invested Amount, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts
--------  -------
are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

          "Class D Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class D Certificates, which is $16,500,000.

          "Class D Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(d).

          "Class D Invested Amount" shall mean, as of any date, an amount equal
           -----------------------
to (a) the Class D Initial Invested Amount, minus (b) the aggregate amount on
                                            -----
deposit in the Principal Funding Account as of such date in respect of Class D Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the Class
         -----
D Certificateholders prior to such date, minus (d) the aggregate amount of Class
                                         -----
D Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of
                                                         -----
Class D Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), (b) or (c), minus (f) an amount equal to the
                                              -----
amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b) or (c), plus (g) the sum of
                                                           ----
the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(l) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class D Invested Amount prior to such date pursuant to Section 4.7(g); provided, however, that
                                                      --------  -------
the Class D Invested Amount may not be reduced below zero.

          "Class D Investor Charge Off" shall have the meaning specified in
           ---------------------------
Section 4.7(d).

          "Class D Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(d).

          "Class D Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(d).

          "Class D Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class D Certificate Rate for such Interest Period and 2.00% per annum.

          "Class D Principal Commencement Date" shall mean (i) unless the Early
           -----------------------------------
Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the first Distribution Date on which (A) the aggregate amount on deposit in the Principal Funding Account in respect of Class A Monthly Principal equals the aggregate outstanding principal balance of the Class A Certificates, (B) the aggregate amount on deposit in the Principal Funding Account in respect of Class B Monthly Principal equals the aggregate outstanding principal balance of the Class B Certificates and (C) the aggregate amount on deposit in the Principal Funding Account in respect of CTO Monthly Principal equals the aggregate outstanding principal balance of the Collateralized Trust Obligations and (ii) if the Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the Distribution Date on which the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations are paid in full.

          "Class D Required Amount" shall have the meaning specified in Section
           -----------------------
4.5(d).

          "Class D Servicing Fee" shall have the meaning specified in Section 7
           ---------------------
of this Series Supplement.

          "Class D Subordinated Principal Collections" shall mean, for any
           ------------------------------------------
Collection Period, an amount equal to the product of (i) the Class D Floating Allocation Percentage (for any Collection Period with respect to the Revolving Period) or the Class D Fixed Allocation Percentage (for any Collection Period with respect to the Accumulation Period or the Early Amortization Period) and
(ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

          "Class E Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.3(e).

          "Class E Adjustment Amount" shall mean, for any Distribution Date, an
           -------------------------
amount equal to the product of (i) the Series Adjustment Amount for Series 2002-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the Class E Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

          "Class E Allocable Amount" shall mean, for any Distribution Date, the
           ------------------------
sum of the Class E Default Amount for such Distribution Date and the Class E Adjustment Amount for such Distribution Date.

          "Class E Available Funds" shall mean, for any Collection Period, the
           -----------------------
Class E Floating Allocation Percentage of Collections of Finance Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Agreement.

          "Class E Certificate Rate" shall mean, for any Interest Period, the
           ------------------------
rate designated in the letter agreement, dated May 7, 2002, between the Transferor and the Trustee; provided, however, that the Class E Certificate Rate
                            --------  -------
shall in no event exceed LIBOR plus 6.00% per annum.

          "Class E Certificateholder" shall mean the Person in whose name a
           -------------------------
Class E Certificate is registered in the Certificate Register.

          "Class E Certificates" shall mean any one of the Certificates executed
           --------------------
by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit E.
                             ------- -

          "Class E Default Amount" shall mean, for any Distribution Date, an
           ----------------------
amount equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the Class E Floating Allocation Percentage for such Collection Period.

          "Class E Fixed Allocation Percentage" shall mean, for any Collection
           -----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class E Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any
                                        --------  -------
Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided
                                                                  --------
further, that if the Series 2002-1 Certificates are paired with a Paired Series
-------
and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the Class E Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

          "Class E Floating Allocation Percentage" shall mean, for any
           --------------------------------------
Collection Period, the percentage equivalent of a fraction, the numerator of which is equal to the Class E Invested Amount as of the last day of the immediately preceding Collection Period (or the Class E Initial Invested Amount, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period in which Additional Accounts
--------  -------
are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

          "Class E Initial Invested Amount" shall mean the aggregate initial
           -------------------------------
principal amount of the Class E Certificates, which is $3,000,000.

          "Class E Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.3(e).

          "Class E Invested Amount" shall mean, as of any date, an amount equal
           -----------------------
to (a) the Class E Initial Invested Amount, minus (b) the aggregate amount of
                                            -----
principal payments made to the Class E Certificateholders prior to such date, minus (c) the aggregate amount of Class E Investor Charge Offs for all prior
-----
Distribution Dates, minus (d) the amount of Class E Subordinated Principal
                    -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a), (b), (c) or (d), minus (e) an amount equal to the amount by which the
                         -----
Class E Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a), (b), (c) or (d), plus (f) the sum of the amount of
                                             ----
Excess Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(q) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class E Invested Amount prior to such date pursuant to Section 4.7(g); provided, however, that the Class E
                                      --------  -------
Invested Amount may not be reduced below zero.

          "Class E Investor Charge Off" shall have the meaning specified in
           ---------------------------
Section 4.7(e).

          "Class E Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.3(e).

          "Class E Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.4(e).

          "Class E Penalty Rate" shall mean, for any Interest Period, the sum of
           --------------------
the Class E Certificate Rate for such Interest Period and 2.00% per annum.

          "Class E Servicing Fee" shall have the meaning specified in Section 7
           ---------------------
of this Series Supplement.

          "Class E Subordinated Principal Collections" shall mean, for any
           ------------------------------------------
Collection Period, an amount equal to the product of (i) the Class E Floating Allocation Percentage (for any Collection Period with respect to the Revolving Period) or the Class E Fixed Allocation Percentage (for any Collection Period with respect to the Accumulation Period or the Early Amortization Period) and
(ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

          "Closing Date" shall mean May 7, 2002.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateralized Trust Obligations" shall mean any one of the
           --------------------------------
Collateralized Trust Obligations executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit C.
                                                          ---------

          "Collection Period" shall mean the period from and including the first
           -----------------
day of a calendar month to and including the last day of such calendar month (or, in the case of the first Collection Period applicable to Series 2002-1, the period from and including the Closing Date to and including May 31, 2002).

          "Controlled Accumulation Amount" shall mean, for any Distribution Date
           ------------------------------
with respect to the Accumulation Period, $24,750,000; provided, however, that,
                                                      --------  -------
if the Accumulation Period Length shall be determined to be less than 12 months in accordance with Section 4.15, the Controlled Accumulation Amount for any Distribution Date with respect to the Accumulation Period shall be equal to (i) the product of (x) $297,000,000 and (y) the Accumulation Period Factor for the Collection Period preceding such Distribution Date divided by (ii) the Required Accumulation Factor Number for such Distribution Date.

          "Controlled Deposit Amount" shall mean, for any Distribution Date with
           -------------------------
respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

          "Covered Amount" shall mean, for any Distribution Date with respect to
           --------------
the Accumulation Period or the first Special Distribution Date, an amount equal to (a) the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of Class A Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (b) the product of (i) the Class B Certificate Rate for the
                ----
related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of Class B Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (c) the product of (i) the CTO Interest
                                ----
Rate for the related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of CTO Monthly Principal and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360 plus (d) the product of (i) the Class
                                           ----
D Certificate Rate for the related Interest Period, (ii) the aggregate amount, if any, on deposit in the Principal Funding Account as of the close of business on the preceding Distribution Date in respect of Class D Monthly Principal and
(iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          "CTO Additional Interest" shall have the meaning specified in Section
           -----------------------
4.3(c).

          "CTO Adjusted Invested Amount" shall mean, as of any date, an amount
           ----------------------------
equal to the sum of the CTO Invested Amount as of such date and the aggregate amount on deposit in the

Principal Funding Account on such date in respect of CTO Monthly Principal (excluding interest and other investment earnings on such amount).

          "CTO Adjustment Amount" shall mean, for any Distribution Date, an
           ---------------------
amount equal to the product of (i) the Series Adjustment Amount for Series 2002-1 as of the end of the preceding Collection Period and (ii) the percentage equivalent of a fraction, the numerator of which is the CTO Invested Amount and the denominator of which is the Invested Amount, each as of the last day of the Collection Period preceding such preceding Collection Period.

          "CTO Allocable Amount" shall mean, for any Distribution Date, the sum
           --------------------
of the CTO Default Amount for such Distribution Date and the CTO Adjustment Amount for such Distribution Date.

          "CTO Available Funds" shall mean, for any Collection Period, an amount
           -------------------
equal to the sum of (a) the CTO Floating Allocation Percentage of Collections of Finance Charge Receivables for such Collection Period and any other amounts that are to be treated as Collections of Finance Charge Receivables for such Collection Period in accordance with the Agreement, (b) the CTO Cap Payment, if any, deposited in the Collection Account on the Distribution Date immediately following the last day of such Collection Period, (c) the portion of the Principal Funding Investment Proceeds, if any, withdrawn from the Principal Funding Account on the Distribution Date immediately following the last day of such Collection Period and included in CTO Available Funds pursuant to Section 4.13(c)(iii), (d) the amount, if any, withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in CTO Available Funds pursuant to Section 4.14(d)(iii) and (e) the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account withdrawn from the Reserve Account on the Distribution Date immediately following the last day of such Collection Period and included in CTO Available Funds pursuant to Section 4.14(e).

          "CTO Cap Payment" shall mean, for any Distribution Date, any payment
           ---------------
made to the Trust pursuant to the CTO Interest Rate Cap with respect to such Distribution Date.

          "CTO Cap Rate" shall mean 7.00% per annum.
           ------------

          "CTO Default" shall mean each event specified in Section 11 of this
           -----------
Series Supplement as a CTO Default.

          "CTO Default Amount" shall mean, for any Distribution Date, an amount
           ------------------
equal to the product of (i) the Default Amount for the preceding Collection Period and (ii) the CTO Floating Allocation Percentage for such Collection Period.

          "CTO Fixed Allocation Percentage" shall mean, for any Collection
           -------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the Revolving Period and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any Collection Period
                             --------  -------
in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts; and, provided further, that if the
                                             -------- -------
Series 2002-1 Certificates are paired with a Paired Series and the Early Amortization Period (as defined in the Supplement for such Paired Series) commences, the Transferor may, if the Rating Agency Condition shall have been satisfied, by written notice to the Trustee and the Servicer, designate a different numerator to be used to determine such percentage (provided that such numerator is not less than the CTO Invested Amount as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

          "CTO Floating Allocation Percentage" shall mean, for any Collection
           ----------------------------------
Period, the percentage equivalent of a fraction, the numerator of which is equal to the CTO Invested Amount as of the last day of the immediately preceding Collection Period (or the CTO Initial Invested Amount, in the case of the first Collection Period) and the denominator of which is equal to the greater of (i) the sum of (a) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period (or the Closing Date, in the case of the first Collection Period) and (b) the Excess Funding Amount at the end of such last day and (ii) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made; provided, however, that, for any
                                        --------  -------
Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b), the amount calculated in clause (i) above shall be increased by the amount of Principal Receivables in such Additional Accounts as of the Additional Account Cut-Off Date on and after the Additional Account Closing Date applicable to such Additional Accounts.

          "CTO Initial Invested Amount" shall mean the aggregate initial
           ---------------------------
principal amount of the Collateralized Trust Obligations, which is $28,500,000.

          "CTO Interest Rate" shall mean, for any Interest Period, the rate
           -----------------
designated in the letter agreement, dated May 7, 2002, between the Transferor and the Trustee; provided, however, that the CTO Interest Rate shall in no event
                 --------  -------
exceed LIBOR plus 2.00% per annum.

          "CTO Interest Rate Cap" shall mean the master agreement dated as of
           ---------------------
May 7, 2002 between the Transferor and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated as of May 7, 2002 between the Transferor and the Interest Rate Cap Provider, relating to the Collateralized Trust Obligations and for the exclusive benefit of the CTO Securityholders, or any Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "CTO Interest Shortfall" shall have the meaning specified in Section
           ----------------------
4.3(c).

          "CTO Invested Amount" shall mean, as of any date, an amount equal to
           -------------------
(a) the CTO Initial Invested Amount, minus (b) the aggregate amount on deposit
                                     -----
in the Principal Funding Account as of such date in respect of CTO Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal payments made to the CTO
-----
Securityholders prior to such date, minus (d) the aggregate amount of CTO
                                    -----
Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of
                                                       -----
CTO Subordinated Principal Collections allocated on all prior Distribution Dates pursuant to Section 4.9(a) or (b), minus (f) an amount equal to the amount by
                                   -----
which the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.7(a) or (b), plus (g) the sum of the amount of Excess
                                   ----
Spread and Shared Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to Section 4.8(j) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the CTO Invested Amount prior to such date pursuant to Section 4.7(g); provided, however, that the CTO Invested Amount may
                            --------  -------
not be reduced below zero.

          "CTO Investor Charge Offs" shall have the meaning specified in Section
           ------------------------
4.7(c).

          "CTO Monthly Interest" shall have the meaning specified in Section
           --------------------
4.3(c).

          "CTO Monthly Principal" shall have the meaning specified in Section
           ---------------------
4.4(c).

          "CTO Notional Amount" shall mean, as of any date, the notional amount
           -------------------
of the CTO Interest Rate Cap as of such date as determined in accordance with the provisions of the CTO Interest Rate Cap.

          "CTO Penalty Rate" shall mean, for any Interest Period, the sum of the
           ----------------
CTO Interest Rate for such Interest Period and 2.00% per annum.

          "CTO Principal Commencement Date" shall mean (i) unless the Early
           -------------------------------
Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the first Distribution Date on which (A) the aggregate amount on deposit in the Principal Funding Account in respect of Class A Monthly Principal equals the aggregate outstanding principal balance of the Class A Certificates and (B) the aggregate amount on deposit in the Principal Funding Account in respect of Class B Monthly Principal equals the aggregate outstanding principal balance of the Class B Certificates and (ii) if the Early Amortization Period shall have commenced or the Accumulation Period shall have been suspended in accordance with Section 4.16, the Distribution Date on which the Class A Certificates and the Class B Certificates are paid in full.

          "CTO Required Amount" shall have the meaning specified in Section
           -------------------
4.5(c).

          "CTO Securityholder" shall mean the Person in whose name a
           ------------------
Collateralized Trust Obligation is registered in the Certificate Register.

          "CTO Servicing Fee" shall have the meaning specified in Section 7 of
           -----------------
this Series Supplement.

          "CTO Subordinated Principal Collections" shall mean, for any
           --------------------------------------
Collection Period, an amount equal to the product of (i) the CTO Floating Allocation Percentage (for any Collection Period with respect to the Revolving Period) or the CTO Fixed Allocation Percentage (for any Collection Period with respect to the Accumulation Period or the Early Amortization Period) and (ii) the aggregate amount of Collections of Principal Receivables for such Collection Period.

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited into the Principal Funding Account on or before that Distribution Date as Class A Monthly Principal, Class B Monthly Principal, CTO Monthly Principal or Class D Monthly Principal and (b) on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount deposited into the Principal Funding Account with respect to that Distribution Date as Class A Monthly Principal, Class B Monthly Principal, CTO Monthly Principal or Class D Monthly Principal.

          "Early Amortization Period" shall mean the period commencing at the
           -------------------------
close of business on the day on which an Early Amortization Event with respect to Series 2002-1 is deemed to have occurred and ending on the earlier of (a) the date on which the Series 2002-1 Certificates are paid in full and (b) the Stated Series Termination Date.

          "Excess Spread" shall mean, for any Distribution Date, the sum of the
           -------------
amounts, if any, specified pursuant to Sections 4.6(a)(iv), 4.6(b)(iii), 4.6(c)(iii), 4.6(d)(ii) and 4.6(e)(ii) for such Distribution Date.

          "Excess Spread Percentage" shall mean, for any Collection Period, the
           ------------------------
amount, if any, expressed as a percentage, by which the Portfolio Yield for such Collection Period exceeds the Base Rate for such Collection Period.

          "Expected Final Distribution Date" shall mean the April 2005
           --------------------------------
Distribution Date.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.11.

          "Fixed Allocation Percentage" shall mean, for any Collection Period,
           ---------------------------
the sum of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage, the Class D Fixed Allocation Percentage and the Class E Fixed Allocation Percentage, in each case for such Collection Period.

          "Floating Allocation Percentage" shall mean, for any Collection
           ------------------------------
Period, the sum of the Class A Floating Allocation Percentage, the Class B Floating Allocation Percentage, the CTO Floating Allocation Percentage, the Class D Floating Allocation Percentage and the Class E Floating Allocation Percentage, in each case for such Collection Period.

          "Initial Invested Amount" shall mean the aggregate initial principal
           -----------------------
amount of the Series 2002-1 Certificates, which is $300,000,000.

          "Interest Period" shall mean, for any Distribution Date, the period
           ---------------
from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Interest Rate Cap" shall mean either the Class A Interest Rate Cap,
           -----------------
the Class B Interest Rate Cap or the CTO Interest Rate Cap, as applicable.

          "Interest Rate Caps" shall mean the Class A Interest Rate Cap, the
           ------------------
Class B Interest Rate Cap and the CTO Interest Rate Cap.

          "Interest Rate Cap Payment" shall mean, for any Distribution Date, the
           -------------------------
Class A Cap Payment, the Class B Cap Payment and the CTO Cap Payment, if any, with respect to such Distribution Date.

          "Interest Rate Cap Provider" shall mean Wachovia Bank, National
           --------------------------
Association, in its capacity as obligor under the Interest Rate Caps, or, if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4A of this Series Supplement, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

          "Interest Rate Cap Provider Downgrade" shall have the meaning
           ------------------------------------
specified in Section 4A(c) of this Series Supplement.

          "Invested Amount" shall mean, as of any date, an amount equal to the
           ---------------
sum of the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount, the Class D Invested Amount and the Class E Invested Amount, in each case as of such date; provided, however, that, with respect to voting,
                           --------  -------
consenting, approving, giving notice, directing the Trustee and similar matters under the Agreement, Invested Amount shall mean the Adjusted Invested Amount.

          "Invested Percentage" shall mean, for any Collection Period, (a) when
           -------------------
used with respect to Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Floating Allocation Percentage, (b) when used with respect to Principal Receivables during the Accumulation Period or the Early Amortization Period, the Fixed Allocation Percentage and (c) when used with respect to the Default Amount or the Series Adjustment Amount at any time, the Floating Allocation Percentage.

          "Investor Charge Offs" shall mean Class A Investor Charge Offs, Class
           --------------------
B Investor Charge Offs, CTO Investor Charge Offs, Class D Investor Charge Offs or Class E Investor Charge Offs.

          "Investor Default Amount" shall mean, for any Distribution Date, an
           -----------------------
amount equal to the product of (a) the Default Amount for the immediately preceding Collection Period and (b) the Floating Allocation Percentage for such Collection Period.

          "Investor Monthly Servicing Fee" shall have the meaning specified in
           ------------------------------
Section 7 of this Series Supplement.

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month dollar deposits determined by the Trustee for such Interest Period in accordance with Section 4.3A.

          "LIBOR Determination Date" shall mean (i) for the period from and
           ------------------------
including the Closing Date to but excluding May 15, 2002, May 3, 2002, (ii) for the period from and including May 15, 2002 to but excluding June 17, 2002, May 13, 2002, and (iii) for each subsequent Interest Period, the second Business Day prior to the Distribution Date on which such Interest Period commences. For purposes of this definition, a Business Day is any day which is both a Business Day and a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

          "Minimum Aggregate Principal Receivables" shall have the meaning
           ---------------------------------------
specified in Section 3 of this Series Supplement.

          "Minimum Transferor Interest Percentage" shall have the meaning
           --------------------------------------
specified in Section 3 of this Series Supplement.

          "Monthly Interest" shall mean, for any Distribution Date, the sum of
           ----------------
the Class A Monthly Interest, the Class B Monthly Interest, the CTO Monthly Interest, the Class D Monthly Interest and the Class E Monthly Interest, in each case for such Distribution Date.

          "Paired Series" shall have the meaning specified in Section 18 of this
           -------------
Series Supplement.

          "Portfolio Yield" shall mean, for any Collection Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the Collections of Finance Charge Receivables for such Collection Period that are allocated to Series 2002-1 (including any interest and other investment earnings on funds on deposit in the Excess Funding Account applied as Collections of Finance Charge Receivables for such Collection Period), plus (b)
                                                                       ----
any Shared Excess Finance Charge Collections that are allocated to Series 2002-1 for such Collection Period, plus (c) the interest and other investment earnings,
                            ----
if any (net of losses and investment expenses), on funds on deposit in the Spread Account included in Excess Spread for the Distribution Date immediately following the last day of such Collection Period pursuant to Section 4.12(b), plus (d) the Principal Funding Investment Proceeds, if any, required to be
----
deposited into the Collection Account on the Distribution Date immediately following the last day of such Collection Period pursuant to Section 4.13(c), plus (e) the Reserve Account Draw Amount for such Collection Period, plus (f)
----                                                                 ----
the interest and other investment earnings, if any (net of losses and investment expenses), on funds on deposit in the Reserve Account required to be deposited into the Collection Account on the Distribution Date immediately following the last day of such Collection Period pursuant to Section 4.14(e), plus (g) the
                                                                ----
Interest Rate Cap Payments, if any, required to be deposited in the Collection Account on the Distribution Date immediately following the last day of such Collection Period minus (h) the Investor Default
                  -----

Amount for the Distribution Date immediately following the last day of such Collection Period minus (i) the Series Adjustment Amount for Series 2002-1 as of
                  -----
the last day of such Collection Period, and the denominator of which is the Adjusted Invested Amount as of the last day of such Collection Period.

          "Principal Funding Account" shall have the meaning specified in
           -------------------------
Section 4.13(a).

          "Principal Funding Investment Proceeds" shall have the meaning
           -------------------------------------
specified in Section 4.13(b).

          "Principal Shortfall" shall have the meaning specified in Section
           -------------------
4.10.

          "Pro Forma Investor Default Amount" shall mean, for any Distribution
           ---------------------------------
Date, the average of the Investor Default Amounts for the three consecutive Distribution Dates preceding such Distribution Date; provided, however, that the
                                                     --------  -------
Investor Default Amount for each of the three consecutive Distribution Dates preceding the first Distribution Date shall equal the product of the Default Amount for the Collection Period immediately preceding such Distribution Date and a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is equal to the sum of (i) the Aggregate Principal Receivables in the Trust as of the last day of such immediately preceding Collection Period and (ii) the Excess Funding Amount at the end of such last day.

          "Qualified Institution" shall mean (i) a depository institution, which
           ---------------------
may include the Trustee, organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch or agency of any foreign bank), the deposits in which are insured by the FDIC and which at all times has a short-term unsecured debt or certificate of deposit rating of at least A-1 and P-1 by Standard & Poor's and Moody's, respectively, and, if rated by Fitch, at least F-1 by Fitch or a long-term unsecured debt rating of at least A and A2 by Standard & Poor's and Moody's, respectively, and, if rated by Fitch, at least A by Fitch or (ii) a depository institution, which may include the Trustee, otherwise acceptable to each Rating Agency.

          "Qualified Maturity Agreement" shall mean a written agreement between
           ----------------------------
the Transferor and a Qualified Institution under which the Qualified Institution agrees to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates as of the Expected Final Distribution Date.

          "Qualified Substitute Arrangement" shall have the meaning specified in
           --------------------------------
Section 4A(d)(iii) of this Series Supplement.

          "Rating Agencies" shall mean Fitch, Moody's and Standard & Poor's.
           ---------------

          "Reference Banks" shall mean the principal London offices of four
           ---------------
major banks in the London interbank market as may be selected by the Servicer upon notice to the Trustee.

          "Replacement Interest Rate Cap" shall mean one or more Interest Rate
           -----------------------------
Caps, which, in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps, satisfies the conditions set forth in Section 4A of this Series Supplement.

          "Required Accumulation Factor Number" shall mean, for any Distribution
           -----------------------------------
Date, a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for any month during the 12 month period preceding the date of such calculation (or any lower monthly principal payment rate selected by the Servicer at its option and in its sole discretion).

          "Required Ratings" shall mean, as of any date, (i) a short-term debt
           ----------------
rating of P-1 and a long-term unsecured debt rating of A-1 by Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, on such date) and (ii) a short-term debt rating of A-1 and a long-term debt rating of A+ by Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, on such date).

          "Required Reserve Account Amount" shall mean, for any Distribution
           -------------------------------
Date prior to the Reserve Account Funding Date, $0, and, for any Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) 0.50% of the aggregate outstanding principal amount of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates as of the preceding Distribution Date or (b) such other amount as may be designated by the Transferor; provided, however, that if any designation
                                     --------  -------
pursuant to clause (b) above is of a lesser amount, (i) the Rating Agency Condition shall have been satisfied and (ii) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of such officer, such designation will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2002-1; and, provided
                                                                --------
further, that the Required Reserve Account Amount for any Distribution Date
-------
during any period during which the commencement of the Accumulation Period has been suspended pursuant to Section 4.16 shall equal the amount on deposit in the Reserve Account on the date of such suspension.

          "Required Spread Account Amount" shall mean, for any Distribution
           ------------------------------
Date, an amount equal to the product of (i) the Required Spread Account Percentage for such Distribution Date and (ii) the Initial Invested Amount; provided, however, that (i) if an Early Amortization Event shall have occurred,
--------  -------
the Required Spread Account Amount with respect to each Distribution Date thereafter (subject to clause (iii) below) shall equal the Required Spread Account Amount with respect to the Distribution Date immediately preceding the occurrence of such Early Amortization Event, (ii) if a CTO Default shall have occurred, the Required Spread Account Amount with respect to each Distribution Date thereafter shall equal the sum of the CTO Invested Amount and the Class D Invested Amount as of such date and (iii) in no event shall the Required Spread Account Amount for any Distribution Date exceed the sum of the

CTO Invested Amount and the Class D Invested Amount as of such date; and, provided further, that this definition may be amended at any time and from time
-------- -------
to time by the Servicer, the Transferor and the Trustee if (x) the Transferor shall have received written notice from each Rating Agency rating the Collateralized Trust Obligations and each Rating Agency rating the Class D Certificates (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Collateralized Trust Obligations or Class D Certificates, as applicable, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2002-1 and (z) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such amendment, to the effect that such amendment will not cause any Class of the Series 2002-1 Certificates as to which an opinion that such Class was debt was given on the Closing Date to fail to qualify as debt for federal income tax purposes, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income tax characterization of any outstanding Series of Investor Certificates or the federal income taxation of any Investor Certificateholder or any Certificate Owner.

          "Required Spread Account Percentage" shall mean, for any Distribution
           ----------------------------------
Date, (a) if the Average Excess Spread Percentage as of such Distribution Date is greater than or equal to 5.50%, 1.50%, (b) if the Average Excess Spread Percentage as of such Distribution Date is less than 5.50% but greater than or equal to 5.00%, 2.75%, (c) if the Average Excess Spread Percentage as of such Distribution Date is less than 5.00% but greater than or equal to 4.50%, 3.00%,
(d) if the Average Excess Spread Percentage as of such Distribution Date is less than 4.50% but greater than or equal to 4.00%, 3.50%, (e) if the Average Excess Spread Percentage as of such Distribution Date is less than 4.00% but greater than or equal to 3.00%, 4.50%, and (f) if the Average Excess Spread Percentage as of such Distribution Date is less than 3.00%, 6.50%; provided, however, that
                                                        --------  -------
(A) the Required Spread Account Percentage for any Distribution Date will be reduced to 4.50% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 3.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 3.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso, (B) the Required Spread Account Percentage for any Distribution Date will be reduced to 3.50% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 4.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 4.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso, (C) the Required Spread Account Percentage for any Distribution Date will be reduced to 3.00% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 4.50% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 4.50% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso, (D) the

Required Spread Account Percentage for any Distribution Date will be reduced to 2.75% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 5.00% as of such Distribution Date, the Average Excess Spread Percentage was greater than or equal to 5.00% as of each of the two preceding Distribution Dates and a further reduction in the Required Spread Account Percentage is not otherwise permitted by this proviso and (E) the Required Spread Account Percentage for any Distribution Date will be reduced to 1.50% only if the Spread Account Funding Condition is satisfied as of such Distribution Date, the Average Excess Spread Percentage is greater than or equal to 5.50% as of such Distribution Date and the Average Excess Spread Percentage was greater than or equal to 5.50% as of each of the two preceding Distribution Dates; and, provided
                                                                        --------
further, that this definition may be amended at any time and from time to time
-------
by the Servicer, the Transferor and the Trustee if (x) the Transferor shall have received written notice from each Rating Agency rating the Collateralized Trust Obligations and each Rating Agency rating the Class D Certificates (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Collateralized Trust Obligations or the Class D Certificates, as applicable, (y) the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause an Early Amortization Event or an event that, after the giving of notice or the lapse of time, would constitute an Early Amortization Event to occur with respect to Series 2002-1 and (z) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such amendment, to the effect that such amendment will not cause any Class of the Series 2002-1 Certificates as to which an opinion that such Class was debt was given on the Closing Date to fail to qualify as debt for federal income tax purposes, cause the Trust to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income tax characterization of any outstanding Series of Investor Certificates or the federal income taxation of any Investor Certificateholder or any Certificate Owner.

          "Reserve Account" shall have the meaning specified in Section 4.14(a).
           ---------------

          "Reserve Account Draw Amount" shall have the meaning specified in
           ---------------------------
Section 4.14(c).

          "Reserve Account Funding Date" shall mean the Distribution Date
           ----------------------------
immediately following the Collection Period which commences three months prior to the Collection Period in which the Accumulation Period commences; provided,
                                                                     --------
however, that the Reserve Account Funding Date shall be accelerated to (a) the
-------
Distribution Date immediately following the Collection Period which commences four months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than 4.00%, (b) the Distribution Date immediately following the Collection Period which commences six months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than 3.00% or (c) the Distribution Date immediately following the Collection Period which commences nine months prior to the Collection Period in which the Accumulation Period commences if the average of the Portfolio Yield minus the Base Rate for any three consecutive Collection Periods is less than 2.00%; and, provided further, that the Reserve
                                            -------- -------
Account Funding Date shall be the Distribution Date immediately following the date on which a Qualified Maturity Agreement is terminated if (a) such Qualified Maturity Agreement is terminated because the provider of such Qualified Maturity Agreement ceases to qualify as a Qualified Institution, (b) such Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period, (c) such Qualified Maturity Agreement is terminated after the later of the last day of the March 2004 Collection Period and, at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15 (as determined on the date of such termination) and (d) the Transferor does not obtain a substitute Qualified Maturity Agreement.

          "Reserve Account Surplus" shall mean, for any Distribution Date, the
           -----------------------
amount, if any, by which the amount on deposit in and available to be withdrawn from the Reserve Account on such Distribution Date (after giving effect to all deposits or withdrawals to be made to or from the Reserve Account on such date other than pursuant to Section 4.14(e)) exceeds the Required Reserve Account Amount for such Distribution Date.

          "Restricted Certificate" shall mean a Collateralized Trust Obligation
           ----------------------
or a Class D Certificate.

          "Revolving Period" shall mean the period beginning on the Closing Date
           ----------------
and ending on the earlier of (a) the close of business on the day preceding the commencement of the Accumulation Period and (b) the close of business on the day preceding the commencement of the Early Amortization Period.

          "Series 2002-1" shall mean the Series the terms of which are specified
           -------------
in this Series Supplement.

          "Series 2002-1 Certificate" shall mean a Class A Certificate, a Class
           -------------------------
B Certificate, a Collateralized Trust Obligation, a Class D Certificate or a Class E Certificate.

          "Series 2002-1 Certificateholder" shall mean a Class A
           -------------------------------
Certificateholder, a Class B Certificateholder, a CTO Securityholder, a Class D Certificateholder or a Class E Certificateholder.

          "Servicing Fee Percentage" shall mean 2.00%.
           ------------------------

          "Shared Excess Finance Charge Collections" shall mean, for any
           ----------------------------------------
Collection Period, the aggregate amount for all outstanding Series in Group One of Collections of Finance Charge Receivables which the related Supplements specify are to be treated as "Shared Excess Finance Charge Collections" for such Collection Period.

          "Shared Principal Collections" shall mean, for any Collection Period,
           ----------------------------
the aggregate amount for all outstanding Series in Group One of Collections of Principal Receivables which the related Supplements specify are to be treated as "Shared Principal Collections" for such Collection Period.

          "Special Distribution Date" shall mean each Distribution Date with
           -------------------------
respect to the Early Amortization Period.

          "Spread Account" shall have the meaning specified in Section 4.12(a).
           --------------

          "Spread Account Draw Amount" shall have the meaning specified in
           --------------------------
Section 4.12(c).

          "Spread Account Funding Condition" shall mean, for any Distribution
           --------------------------------
Date, that (i) the amount on deposit in and available to be withdrawn from the Spread Account on such Distribution Date (before giving effect to any withdrawal to be made from the Spread Account on such Distribution Date or to any reduction in the Required Spread Account Percentage to be made on such Distribution Date) is equal to or exceeds the Required Spread Account Amount for such Distribution Date and (ii) the amount on deposit in and available to be withdrawn from the Spread Account on each of the two preceding Distribution Dates (before giving effect to any withdrawal to be made from the Spread Account on such Distribution
Date) was equal to or exceeded the Required Spread Account Amount for such Distribution Date (such Required Spread Account Amount to be calculated using the Required Spread Account Percentage as of the later of such two preceding Distribution Dates).

          "Spread Account Release Date" shall mean the earlier of (i) the Stated
           ---------------------------
Series Termination Date and (ii) the Distribution Date on which the Invested Amount is reduced to zero.

          "Spread Account Surplus" shall mean, for any Distribution Date, the
           ----------------------
amount, if any, by which the amount on deposit in the Spread Account on such Distribution Date exceeds the Required Spread Account Amount for such Distribution Date.

          "Stated Series Termination Date" shall mean the April 2010
           ------------------------------
Distribution Date.

          "Subordinated Principal Collections" shall mean, for any Collection
           ----------------------------------
Period, an amount equal to the sum of the Class B Subordinated Principal Collections, CTO Subordinated Principal Collections, Class D Subordinated Principal Collections and Class E Subordinated Principal Collections for such Collection Period.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Moneyline Telerate service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Transfer" shall mean any sale, conveyance, assignment, hypothecation,
           --------
pledge, participation or other transfer of a Class E Certificate.

          Section 3    Minimum Transferor Interest Percentage and Minimum
                       --------------------------------------------------
Aggregate Principal Receivables. The Minimum Transferor Interest Percentage
-------------------------------
applicable to the Series 2002-1 Certificates shall be 0%; provided, however,
                                                          --------  -------
that the Transferor may, in its sole discretion, designate a higher percentage as the Minimum Transferor Interest Percentage so long as, after giving effect to such designation and any repurchase of Investor Certificates or designation of Additional Accounts, the Transferor Amount shall equal or exceed the Minimum Transferor Amount. The Minimum Aggregate Principal Receivables applicable to the Series 2002-1 Certificates, as of any date, shall equal (i) the sum of the numerators used to calculate the Invested Percentage applicable on such date with respect to Principal Receivables or (ii) subject to the Rating Agency Condition, such lesser amount as may be designated by the Transferor.

          Section 4    Reassignment and Transfer Terms. The Series 2002-1
                       -------------------------------
Certificates may be reassigned and transferred to the Transferor on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, subject to the provisions of Section 12.2.

          Section 4A.  Interest Rate Caps. (a) On or prior to the Closing Date,
                       ------------------
the Transferor shall enter into the Class A Interest Rate Cap for the benefit of the Class A Certificateholders, the Class B Interest Rate Cap for the benefit of the Class B Certificateholders and the CTO Interest Rate Cap for the benefit of the CTO Securityholders. Except as provided below, the Class A Interest Rate Cap shall provide that it will terminate on the earlier of the day on which the outstanding principal balance of the Class A Certificates is reduced to zero and the day following the April 2010 Distribution Date. Except as provided below, the Class B Interest Rate Cap shall provide that it will terminate on the earlier of the day on which the outstanding principal balance of the Class B Certificates is reduced to zero and the day following the April 2010 Distribution Date. Except as provided below, the CTO Interest Rate Cap shall provide that it will terminate on the earlier of the day on which the outstanding principal balance of the Collateralized Trust Obligations is reduced to zero and the day following the April 2010 Distribution Date. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trustee for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders, without recourse, all of its rights under the Class A Interest Rate Cap, the Class B Interest Rate Cap and the CTO Interest Rate Cap, respectively, and all proceeds thereof. Such property shall constitute Trust Property for all purposes of the Agreement. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Transferor or any other Person in connection with the Interest Rate Caps or under any agreement or instrument relating thereto.

          In connection with such transfer, the Transferor agrees to record and file, at its own expense, financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Interest Rate Caps for the transfer of general intangibles (as defined in the UCC in effect in the Relevant UCC State) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the foregoing transfer and assignment by the Transferor to the Trustee, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Trustee on or prior to the Closing Date. In connection with such transfer, the Transferor agrees to deliver to the Trustee on or prior to the Closing Date an executed copy of each of the Interest Rate Caps.

          The Transferor hereby grants to the Trustee a security interest in all of the Transferor's rights under the Interest Rate Caps in order to secure the payment of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations. This Series Supplement shall constitute a security agreement under applicable law.

          The Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Trustee, for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders, of all of the rights previously held by the Transferor under the Class A Interest Rate Cap, the Class B Interest Rate Cap and the CTO Interest Rate Cap, respectively, and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Certificateholders, the Class B Certificateholders and the CTO Securityholders, respectively.

          (b) The Interest Rate Caps shall not require the Trustee or the Trust to make any payments thereunder, and each Interest Rate Cap shall provide that
(i) the Trustee shall be entitled to receive a payment (determined in accordance with the respective Interest Rate Cap) from the Interest Rate Cap Provider on or prior to each Distribution Date if LIBOR for the related Interest Period plus 0.19% exceeds the Class A Cap Rate, LIBOR for the related Interest Period plus 0.90% exceeds the Class B Cap Rate or LIBOR for the related Interest Period plus 1.70% exceeds the CTO Cap Rate, and (ii) notwithstanding any prior termination of the Agreement, the Interest Rate Cap Provider shall not, prior to the date which is one year and one day (or, if longer, the applicable preference period then in effect) after the final payment of all Series of Investor Certificates, petition or otherwise invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust. The Interest Rate Caps shall require the Interest Rate Cap Provider to make a payment on or prior to each Distribution Date to the Trustee, on behalf of the Class A Certificateholders, the Class B Certificateholders or the CTO Securityholders, as applicable, in an amount equal to the product of (i) the amount by which, in the case of the Class A Interest Rate Cap, the Class A Certificate Rate for the related Interest Period exceeds the Class A Cap Rate, in the case of the Class B Interest Rate Cap, the Class B Certificate Rate for the related Interest Period exceeds the Class B Cap Rate or, in the case of the CTO Interest Rate Cap, the CTO Interest Rate for the related Interest Period exceeds the CTO Cap Rate, (ii) the Class A Notional Amount, the Class B Notional Amount or the CTO Notional Amount, as applicable, for such Interest Period and (iii) the actual number of days in such Interest Period divided by 360. Payments pursuant to the Class A Interest Rate Cap shall be deposited in the Collection Account on each Distribution Date for payment to the Class A Certificateholders on such Distribution Date. Payments pursuant to the Class B Interest Rate Cap shall be deposited in the Collection Account on each Distribution Date for payment to the Class B Certificateholders on such Distribution Date. Payments pursuant to the CTO Interest Rate Cap shall be deposited in the Collection Account on each Distribution Date for payment to the CTO Securityholders on such Distribution Date.

          (c) Each Interest Rate Cap shall require the Interest Rate Cap Provider to notify the Transferor, the Trustee and each Rating Agency in writing if the short-term debt rating of the Interest Rate Cap Provider is withdrawn or reduced below P-1 by Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, at the time of such withdrawal or reduction) or A-1 by Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, at the time of such withdrawal or reduction) and the Class of Series 2002-1 Certificates to which such Interest Rate Cap relates is then outstanding (an "Interest Rate Cap Provider Downgrade"). The Interest Rate
                      ------------------------------------
Caps shall provide as follows with respect to each Interest Rate Cap Provider
Downgrade:

               (i) if an Interest Rate Cap Provider Downgrade shall have occurred and be continuing, (A) the Interest Rate Cap Provider shall obtain, at its own expense, from an obligor having the Required Ratings and who shall be reasonably acceptable to the Transferor, the Trustee, Moody's (if Moody's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, at such time) and Standard & Poor's (if Standard & Poor's is a Rating Agency with respect to the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, as applicable, at such time), a Replacement Interest Rate Cap for the applicable Interest Rate Cap (unless the Transferor shall have entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap) and (B) the Interest Rate Cap Provider shall continue to perform its obligations under each Interest Rate Cap under which it is an obligor until it has obtained a Replacement Interest Rate Cap for such Interest Rate Cap or the Transferor has entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap;

               (ii) if the Interest Rate Cap Provider shall have failed to obtain a Replacement Interest Rate Cap within 30 days after the occurrence of an Interest Rate Cap Provider Downgrade as required by clause (i) above, the Interest Rate Cap Provider shall, until it has obtained a Replacement Interest Rate Cap for the applicable Interest Rate Cap or the Transferor has entered into a Qualified Substitute Arrangement with respect to such Interest Rate Cap, post collateral, on a monthly basis, in an amount equal to the greatest of (A) the mark-to-market value of such Interest Rate Cap calculated as provided in Section 6(e)(ii)(2)(A) of the standard International Swaps and Derivatives Association Master Agreement (Multicurrency - Cross Border) (Copyright 1992), (B) the amount of any payment due with respect to such Interest Rate Cap on the next Distribution Date and (C) one percent of the notional amount of such Interest Rate Cap as of the preceding Distribution Date; provided, however, that if the
                                            --------  -------
     mark-to-market value of such Interest Rate Cap fluctuates by more than one percent of the applicable notional amount, then the Interest Rate Cap Provider shall calculate such mark-to-market value and post collateral on a weekly basis;

               (iii) all collateral posted by the Interest Rate Cap Provider pursuant to clause (ii) above for each Interest Rate Cap under which it is an obligor shall be pledged and delivered to and segregated by the Trustee, for the benefit of the class of Series 2002-1 Certificates to which such Interest Rate Cap relates, pursuant to an International Swaps and Derivatives Association Credit Support Annex;

               (iv) all cash collateral posted by the Interest Rate Cap Provider pursuant to clause (ii) above for each Interest Rate Cap under which it is an obligor shall be (A) invested by the Trustee, at the written direction of the Servicer, in Eligible Investments denominated in United States dollars that will mature so that such funds will be available on or prior to the following Distribution Date and (B) deposited into a segregated trust account, maintained in the name of the Trustee, for the benefit of the class of Series 2002-1 Certificates to which such Interest Rate Cap relates, with an Eligible Institution and bearing a designation clearly indicating that the funds deposited therein are held for the benefit of such Class; and

               (v) all costs associated with the posting of collateral by the Interest Rate Cap Provider pursuant to clause (ii) above shall be borne by the Interest Rate Cap Provider.

          (d) Upon receipt of notice of an Interest Rate Cap Provider Downgrade, the Servicer shall use its best efforts to either:

               (i) cause the Interest Rate Cap Provider to comply with the provisions described in Section 4A(c) with respect to the applicable Interest Rate Cap; or

               (ii) (A) provide written notice to the Interest Rate Cap Provider of the Servicer's intention to instruct the Trustee to terminate such Interest Rate Cap immediately following such 30-day period, (B) instruct the Trustee to terminate such Interest Rate Cap immediately following such 30-day period and (C) request the payment to it of all amounts due under such Interest Rate Cap through the termination date and deposit any such amounts so received, on the day of receipt, into the Collection Account for application as Class A Available Funds, Class B Available Funds or CTO Available Funds, as applicable; provided however,
                                                            -------- -------
     that the Servicer shall not instruct the Trustee to terminate any Interest Rate Cap unless a Replacement Interest Rate Cap or Qualified Substitute Arrangement meeting the requirements of Section 4A(e) has been obtained or will be obtained prior to or simultaneously with the termination of such Interest Rate Cap; or

               (iii) with the prior written confirmation of each Rating Agency that such action will not result in a reduction or withdrawal of the rating of the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, establish any other arrangement satisfactory to each Rating Agency including collateral, guarantees or letters of credit (a "Qualified Substitute Arrangement");
      --------------------------------
provided, however, that in the event at any time any Replacement Interest Rate
--------  -------
Cap or Qualified Substitute Arrangement shall cease to be satisfactory to the Rating Agency or shall terminate prior to, with respect to the Class A Interest Rate Cap, the April 2010 Distribution Date, with respect to the Class B Interest Rate Cap, the April 2010 Distribution Date or, with respect to the CTO Interest Rate Cap, the April 2010 Distribution Date, then the provisions of this Section 4A(d) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be.

          (e) The Servicer shall not at any time effect any termination of any Interest Rate Cap unless, prior to or simultaneously with the termination thereof, the Servicer has obtained or shall obtain (i) a Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, (ii) to the extent applicable, an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from the Rating Agencies confirming that the termination of such Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect its rating of the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations, all such documents to be delivered to the Trustee.

          (f) The Servicer shall notify the Trustee and the Rating Agencies within five Business Days after obtaining knowledge of an Interest Rate Cap Provider Downgrade.

          (g) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap or Qualified Substitute Arrangement, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect to the provider thereof and (ii) a letter from the Rating Agencies confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not adversely affect their respective ratings of the Class A Certificates, the Class B Certificates or the Collateralized Trust Obligations.

          (h) The Interest Rate Caps shall provide that the Interest Rate Cap Provider shall perform the duties of the calculation agent under the Interest Rate Caps.

          Section 5    Delivery and Payment for the Certificates. The Trustee
                       -----------------------------------------
shall deliver the Series 2002-1 Certificates when authenticated in accordance with Section 6.2.

          Section 6    Form of Delivery of the Series 2002-1 Certificates. The
                       --------------------------------------------------
Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations shall be delivered as both Registered Certificates as provided in
Section 6.1 and Book-Entry Certificates as provided in Section 6.11. The Class D Certificates and the Class E Certificates shall be delivered as both Registered Certificates as provided in Section 6.1 and Definitive Certificates. The Class A Certificates and the Class B Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. The Collateralized Trust Obligations and the Class D Certificates shall be issued in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof. The Class E Certificates shall be issued in minimum denominations of $500,000 and in integral multiples of $1,000 in excess thereof.

          Section 7    Servicing Compensation. The share of the Monthly
                       ----------------------
Servicing Fee allocable to the Series 2002-1 Certificateholders for any Distribution Date (the "Investor Monthly Servicing Fee") shall be equal to
                        ------------------------------
one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the Invested Amount as of the last day of the immediately preceding Collection Period; provided, however, for the first Distribution Date, the Investor Monthly
        --------  -------
Servicing Fee shall be equal to $416,666.67. The share of the Investor Monthly Servicing Fee allocable to the Class A Certificateholders for any Distribution Date (the "Class A Servicing Fee") shall be equal to the product of (a) the
           ---------------------
Class A Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case for such Distribution Date, and (b) the Investor Monthly Servicing Fee for such Distribution Date; provided, however, that for
                                                  --------  -------
the first Distribution Date, the Class A Servicing Fee shall be equal to $302,083.33. The share of the Investor Monthly Servicing Fee allocable to the Class B Certificateholders for any Distribution Date (the "Class B Servicing
                                                           -----------------
Fee") shall be equal to the product of (a) the Class B Floating Allocation
---
Percentage divided by the Floating Allocation Percentage, in each case for such Distribution Date, and (b) the Investor Monthly Servicing Fee for such Distribution Date; provided, however, that for the first Distribution Date, the
                   --------  -------
Class B Servicing Fee shall be equal to $47,916.67. The share of the Investor Monthly Servicing Fee allocable to the CTO Securityholders for any Distribution Date (the "CTO Servicing Fee") shall be equal to the product of (a) the CTO
           -----------------
Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case for such Distribution Date, and (b) the Investor Monthly Servicing Fee for such Distribution Date; provided, however, that for the first Distribution
                            --------  -------
Date, the CTO Servicing Fee shall be equal to $39,583.33. The share of the Investor Monthly Servicing Fee allocable to the Class D Certificateholders for any Distribution Date (the "Class D Servicing Fee") shall be equal to the
                            ---------------------
product of (a) the Class D Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case for such Distribution Date, and (b) the Investor Monthly Servicing Fee for such Distribution Date; provided,
                                                               --------
however, that for the first Distribution Date, the Class D Servicing Fee shall
-------
be equal to $22,916.67. The share of the Investor Monthly Servicing Fee allocable to the Class E Certificateholders for any Distribution Date (the "Class E Servicing Fee") shall be equal to the product of (a) the Class E
 ---------------------
Floating Allocation Percentage divided by the Floating Allocation Percentage, in each case for such Distribution Date, and (b) the Investor Monthly Servicing Fee for such Distribution Date; provided, however, that for the first Distribution
                            --------  -------
Date, the Class E Servicing Fee shall be equal to $4,166.67. The Class A Servicing Fee, the Class B Servicing Fee, the CTO Servicing Fee, the Class D Servicing Fee and the Class E Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to this Series Supplement. The remainder of the Monthly Servicing Fee shall be paid by the Transferor or from amounts allocable to other Series (as provided in the Agreement and the Supplements relating to such other Series) and in no event shall the Trust, the Trustee or the Series 2002-1 Certificateholders be liable for the share of the Monthly Servicing Fee to be paid by the Transferor or from amounts allocable to any other Series.

          Section 8    Article IV of the Agreement. Any provisions of Article IV
                       ---------------------------
of the Agreement which distribute Collections to the Transferor on the basis of the Transferor Percentage shall continue to apply irrespective of the issuance of the Series 2002-1 Certificates. Section 4.1 shall read in its entirety as provided in the Agreement. Article IV of the Agreement (except for Section 4.1) as it relates to Series 2002-1 shall read in its entirety as follows:

                                   ARTICLE IV
                 RIGHTS OF SERIES 2002-1 CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.2  Collections and Allocations. (a) (a) Collections of
                       ---------------------------
Finance Charge Receivables for any Collection Period shall be allocated to Series 2002-1 in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage for such Collection Period. Collections of Principal Receivables processed on any Business Day with respect to the Revolving Period shall be allocated to Series 2002-1 in an amount equal to the product of the amount of such Collections and the Floating Allocation Percentage for the Collection Period in which such Business Day occurs. Collections of Principal Receivables processed on any Business Day with respect to the Accumulation Period or the Early Amortization Period shall be allocated to Series 2002-1 in an amount equal to the product of the amount of such Collections and the Fixed Allocation Percentage for the Collection Period in which such Business Day occurs. For any Collection Period in which Additional Accounts are included as Accounts pursuant to Section 2.6(a) or Section 2.6(b),
(i) Collections processed on any Business Day prior to the Additional Account Closing Date applicable to such Additional Accounts shall be allocated to Series 2002-1 by applying the applicable Invested Percentage the denominator of which equals the greater of (A) the sum of (x) the Aggregate Principal Receivables in the Trust as of the last day of the immediately preceding Collection Period and
(y) the Excess Funding Amount at the end of such last day and (B) the sum of the numerators used to calculate the corresponding invested percentages for all Series outstanding as of the date on which such determination is being made and
(ii) Collections processed on any Business Day on and after the Additional Account Closing Date applicable to such Additional Accounts shall be allocated to Series 2002-1 by applying the applicable Invested Percentage the denominator of which equals the greater of (A) the amount described in clause (A) of the preceding clause (i) plus the amount of Principal Receivables in such Additional
                     ----
Accounts as of such Additional Account Cut-Off Date and (B) the amount described in clause (B) of the preceding clause (i).

          (b) The Servicer shall apply, or shall instruct the Trustee to apply, all Collections, Interest Rate Cap Payments and other funds on deposit in the Collection Account that are allocated to the Series 2002-1 Certificates as described in this Article IV. During the Revolving Period and the Accumulation Period, Collections of Finance Charge Receivables allocable to Series 2002-1 with respect to each Collection Period need not be deposited into the Collection Account on a daily basis after an amount equal to Monthly Interest for the following Distribution Date plus an amount equal to the product of 150% and the
                            ----
Pro Forma Investor Default Amount for such Distribution Date plus, if First
                                                             ----
North American National Bank is no longer the Servicer, the Investor Monthly Servicing Fee for such Distribution Date, has been deposited into the Collection Account; provided, however, that, so long as there are any unreimbursed Investor
         --------  -------
Charge Offs on any date, such Collections of Finance Charge Receivables shall be deposited into the Collection Account on a daily basis. During the Revolving Period, Collections of Principal Receivables allocable to Series 2002-1 with respect to each Collection Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that
                                     --------  -------
the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided further, that, in the event that the sum of the
                        -------- -------
Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, so long as
                                             -------- -------
there are any unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. During the Accumulation Period, after an amount of Collections of Principal Receivables allocable to Series 2002-1 equal to the Controlled Deposit Amount with respect to each Collection Period has been deposited into the Collection Account, Collections of Principal Receivables allocable to Series 2002-1 with respect to each Collection Period need not be deposited into the Collection Account on a daily basis; provided, however, that, in the event that
                                     --------  -------
the Minimum Transferor Amount exceeds the Transferor Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the Transferor Amount equals the Minimum Transferor Amount; and, provided further, that, in the event that the sum of the
                        -------- -------
Aggregate Principal Receivables and the Excess Funding Amount is less than the Aggregate Invested Amount on any date, such Collections of Principal Receivables shall be deposited into the Excess Funding Account on a daily basis until the sum of the Aggregate Principal Receivables and the Excess Funding Amount is equal to the Aggregate Invested Amount; and, provided further, that, so long as
                                             -------- -------
there are any unreimbursed Investor Charge Offs on any date, such Collections of Principal Receivables shall be deposited into the Collection Account on a daily basis. Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of
Section 4.1(e) are satisfied.

          Section 4.3  Determination of Monthly Interest. (a) The amount of
                       ---------------------------------
monthly interest ("Class A Monthly Interest") distributable from the Collection
                   ------------------------
Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to the product of (i) the Class A Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class A Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class A
                                                               -------
Additional Interest") equal to the product of (i) the Class A Penalty Rate for
-------------------
the related Interest Period, (ii) such Class A Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class A Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b)  The amount of monthly interest ("Class B Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class B Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class B Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class B
                                                               -------
Additional Interest") equal to the product of (i) the Class B Penalty Rate for
-------------------
the related Interest Period, (ii) such Class B Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class B Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c)  The amount of monthly interest ("CTO Monthly Interest")
                                                --------------------
distributable from the Collection Account with respect to the Collateralized Trust Obligations on any Distribution Date shall be an amount equal to the product of (i) the CTO Interest Rate for the related Interest Period, (ii) the outstanding principal amount of the Collateralized Trust Obligations as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "CTO Interest Shortfall"), of
                                                  ----------------------
(x) the CTO Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such CTO Monthly Interest on such Distribution Date. If the CTO Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("CTO Additional Interest") equal to the
                                          -----------------------
product of (i) the CTO Penalty Rate for the related Interest Period, (ii) such CTO Interest Shortfall (or the portion thereof which has not theretofore been paid to the CTO Securityholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Collateralized Trust Obligations on each Distribution Date following such Distribution Date to and including the Distribution Date on which such CTO Interest Shortfall is paid to the CTO Securityholders. Notwithstanding anything to the contrary herein, CTO Additional Interest shall be payable or distributed to the CTO Securityholders only to the extent permitted by applicable law.

          (d)  The amount of monthly interest ("Class D Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class D Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class D Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class D Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class D Interest Shortfall"),
                                                  --------------------------
of (x) the Class D Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class D Monthly Interest on such Distribution Date. If the Class D Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class D
                                                               -------
Additional Interest") equal to the product of (i) the Class D Penalty Rate for
-------------------
the related Interest Period, (ii) such Class D Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class D Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class D Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class D Interest Shortfall is paid to the Class D Certificateholders. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to the Class D Certificateholders only to the extent permitted by applicable law.

          (e)  The amount of monthly interest ("Class E Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class E Certificates on any Distribution Date shall be an amount equal to the product of
(i) the Class E Certificate Rate for the related Interest Period, (ii) the outstanding principal amount of the Class E Certificates as of the preceding Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class E Interest Shortfall"),
                                                  --------------------------
of (x) the Class E Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class E Monthly Interest on such Distribution Date. If the Class E Interest Shortfall for any Distribution Date is greater than zero, an additional amount ("Class E
                                                               -------
Additional Interest") equal to the product of (i) the Class E Penalty Rate for
-------------------
the related Interest Period, (ii) such Class E Interest Shortfall (or the portion thereof which has not theretofore been paid to the Class E Certificateholders) and (iii) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, shall be payable as provided herein with respect to the Class E Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class E Interest Shortfall is paid to the Class E Certificateholders. Notwithstanding anything to the contrary herein, Class E Additional Interest shall be payable or distributed to the Class E Certificateholders only to the extent permitted by applicable law.

          Section 4.3A   Determination of LIBOR. (a) On each LIBOR Determination
                         ----------------------
Date, the Trustee shall determine LIBOR for the following Interest Period on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date. If such rate does not appear on Telerate Page 3750, LIBOR for such Interest Period shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a one-month period. The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that LIBOR Determination Date shall be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Class A Certificate Rate, the Class B Certificate Rate, the CTO Interest Rate, the Class D Certificate Rate and the Class E Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Series 2002-1 Certificateholder by telephoning the Trustee at its Corporate Trust Office at (800) 735-7777.

          (c) On each LIBOR Determination Date, the Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Period.

          Section 4.4    Determination of Monthly Principal. (a) The "Class A
                         ----------------------------------           -------
Monthly Principal" for each Distribution Date, beginning with the first
-----------------
Distribution Date with respect to the Accumulation Period or the Early Amortization Period, shall be equal to the least of (x) the Available Principal Collections for such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (z) the Class A Invested Amount as of such Distribution Date plus the aggregate amount of Collections of Principal Receivables
     ----
transferred to the Principal Funding Account in respect of Class A Monthly Principal pursuant to Section 4.6(h) on or after the first day of the preceding Collection Period; provided, however, that, if, as a result of the application
                   --------  -------
of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the March 2004 Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, Class A Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (b)  The "Class B Monthly Principal" for each Distribution Date,
                    -------------------------
beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available

Principal Collections for such Distribution Date minus the portion of such
                                                 -----
Available Principal Collections applied in respect of Class A Monthly Principal on or before such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the Class A Monthly Principal for such Distribution Date and (z) the
     -----
Class B Invested Amount as of such Distribution Date plus the aggregate amount
                                                     ----
of Collections of Principal Receivables transferred to the Principal Funding Account in respect of Class B Monthly Principal pursuant to Section 4.6(h) on or after the first day of the preceding Collection Period; provided, however, that,
                                                        --------  -------
if, as a result of the application of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the March 2004 Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, Class B Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (c)  The "CTO Monthly Principal" for each Distribution Date, beginning
                    ---------------------
with the CTO Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections for such Distribution Date minus the portion of
                                                           -----
such Available Principal Collections applied in respect of Class A Monthly Principal or Class B Monthly Principal on or before such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the sum of the Class
                                                     -----
A Monthly Principal for such Distribution Date and the Class B Monthly Principal for such Distribution Date and (z) the CTO Invested Amount as of such Distribution Date plus the aggregate amount of Collections of Principal
                  ----
Receivables transferred to the Principal Funding Account in respect of CTO Monthly Principal pursuant to Section 4.6(h) on or after the first day of the preceding Collection Period; provided, however, that, if, as a result of the
                             --------  -------
application of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the March 2004 Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, CTO Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (d)  The "Class D Monthly Principal" for each Distribution Date,
                    -------------------------
beginning with the Class D Principal Commencement Date, shall be equal to the least of (x) the Available Principal Collections for such Distribution Date minus the portion of such Available Principal Collections applied in respect of
-----
Class A Monthly Principal, Class B Monthly Principal or CTO Monthly Principal on or before such Distribution Date, (y) for each Distribution Date with respect to the Accumulation Period, the Controlled Deposit Amount for such Distribution Date minus the sum of the Class A Monthly Principal for such Distribution Date,
     -----
the Class B Monthly Principal for such Distribution Date and the CTO Monthly Principal for such Distribution Date and (z) the Class D Invested Amount as of such Distribution Date plus the aggregate amount of Collections of Principal
                       ----
Receivables transferred to the Principal Funding Account in respect of Class D Monthly Principal pursuant to Section 4.6(h) on or after the first day of the preceding Collection Period; provided, however, that, if, as a result of the
                             --------  -------
application of Section 4.16(d), the Accumulation Period shall commence after the later of the last day of the March 2004 Collection Period and the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15, Class D Monthly Principal for each Distribution Date with respect to the Accumulation Period shall be calculated without regard to clause (y) above.

          (e)  The "Class E Monthly Principal" for each Distribution Date on or
                    -------------------------
after the Distribution Date on which the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates are paid in full shall be equal to the lesser of (x) the Available Principal Collections for such Distribution Date minus the portion of such Available
                                       -----
Principal Collections applied in respect of Class A Monthly Principal, Class B Monthly Principal, CTO Monthly Principal or Class D Monthly Principal on or before such Distribution Date and (y) the Class E Invested Amount as of such Distribution Date.

          Section 4.5   Required Amount. (a) On each Determination Date, the
                        ---------------
Servicer shall determine for the following Distribution Date the amount (the "Class A Required Amount"), if any, by which (x) the sum of (i) the Class A
 -----------------------
Monthly Interest for such following Distribution Date, (ii) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such following Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Allocable Amount, if any, for such following Distribution Date and (v) if First North American National Bank is no longer the Servicer, the Class A Servicing Fee for such following Distribution Date and the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds (y) Class A Available Funds with respect to the preceding Collection Period. In the event that the Class A Required Amount for any Distribution Date is greater than zero, all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2002-1 pursuant to Section 4.1(h) with respect to the preceding Collection Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.8(a). In the event that the Class A Required Amount for any Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2002-1 with respect to the preceding Collection Period, all or a portion of the Subordinated Principal Collections for such Collection Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.9(a).

          (b) On each Determination Date, the Servicer shall determine for the following Distribution Date the amount (the "Class B Required Amount"), if any,
                                             -----------------------
equal to the sum of (x) the amount, if any, by which the sum of (i) the Class B Monthly Interest for such following Distribution Date, (ii) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such following Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the Class B Servicing Fee for such following Distribution Date and the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds Class B Available Funds with respect to the preceding Collection Period and (y) the Class B Allocable Amount, if any, for such following Distribution Date. In the event that the Class B Required Amount for any Distribution Date is greater than zero, all or a portion of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2002-1 pursuant to Section 4.1(h) with respect to the preceding Collection Period (other than Excess Spread and Shared Excess Finance Charge

Collections applied pursuant to Section 4.8(a) or (b)) shall be distributed from the Collection Account on such Distribution Date pursuant to Sections 4.8(c) and
(d). In the event that the Class B Required Amount for any Distribution Date exceeds the amount of the Excess Spread and the Shared Excess Finance Charge Collections allocable to Series 2002-1 with respect to the preceding Collection Period and not applied pursuant to Section 4.8(a) or (b), all or a portion of the Subordinated Principal Collections for such Collection Period (other than the portion of the Subordinated Principal Collections applied to fund the Class A Required Amount and other than Class B Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(b).

          (c) On each Determination Date, the Servicer shall determine for the following Distribution Date the amount (the "CTO Required Amount"), if any,
                                             -------------------
equal to the sum of (x) the amount, if any, by which the sum of (i) the CTO Monthly Interest for such following Distribution Date, (ii) any CTO Monthly Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date, (iii) any CTO Additional Interest for such following Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the CTO Servicing Fee for such following Distribution Date and the amount of any CTO Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(c)(i), 4.6(c)(ii), 4.8(f) and 4.8(h) (with respect to the CTO Servicing Fee) with respect to the preceding Collection Period and (y) the amount, if any, by which the CTO Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(i). In the event that the amount calculated pursuant to clause
(x) above for any Distribution Date is greater than zero, all or a portion of the Available Spread Account Amount for such Distribution Date shall be applied to fund such amount pursuant to Section 4.12(d). In the event that the CTO Required Amount for any Distribution Date exceeds the portion of the Available Spread Account Amount applied to fund the amount calculated pursuant to clause
(x) above, all or a portion of the Subordinated Principal Collections with respect to the preceding Collection Period (other than the portion of the Subordinated Principal Collections applied to fund the Class A Required Amount or the Class B Required Amount and other than Class B Subordinated Principal Collections or CTO Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(c).

          (d) On each Determination Date, the Servicer shall determine for the following Distribution Date the amount (the "Class D Required Amount"), if any,
                                             -----------------------
equal to the sum of (x) the amount, if any, by which the sum of (i) the Class D Monthly Interest for such following Distribution Date, (ii) any Class D Monthly Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date, (iii) any Class D Additional Interest for such following Distribution Date and any Class D Additional Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date and (iv) if First North American National Bank is no longer the Servicer, the Class D Servicing Fee for such following Distribution Date and the amount of any Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Sections 4.6(d)(i), 4.8(g) and 4.8(h) (with respect to the Class D Servicing Fee) with respect to the preceding Collection Period and
(y) the amount, if any, by which the Class D Allocable Amount, if any, for such Distribution Date exceeds the amount available to make payments with respect thereto pursuant to Section 4.8(k). In the event that the amount calculated pursuant to clause (x) above for any Distribution Date is greater than zero, all or a portion of the Available Spread Account Amount for such Distribution Date (other than the portion of the Available Spread Account Amount applied to fund clause (x) of the definition of "CTO Required Amount") shall be applied to fund such amount pursuant to Section 4.12(d). In the event that the Class D Required Amount for any Distribution Date exceeds the portion of the Available Spread Account Amount for such Distribution Date applied to fund the amount calculated pursuant to clause (x) above, all or a portion of the Subordinated Principal Collections with respect to the preceding Collection Period (other than the portion of the Subordinated Principal Collections applied to fund the Class A Required Amount, the Class B Required Amount or the CTO Required Amount and other than Class B Subordinated Principal Collections, CTO Subordinated Principal Collections or Class D Subordinated Principal Collections) in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to Section 4.9(d).

          Section 4.6   Application of Class A Available Funds, Class B
                        -----------------------------------------------
Available Funds, CTO Available Funds, Class D Available Funds, Class E Available
--------------------------------------------------------------------------------
Funds and Collections of Principal Receivables. The Servicer shall apply or
----------------------------------------------
shall instruct the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, CTO Available Funds, Class D Available Funds, Class E Available Funds and Collections of Principal Receivables allocable to Series 2002-1 on deposit in the Collection Account with respect to the Collection Period immediately preceding such Distribution Date to make the following distributions:

          (a) On each Distribution Date, Class A Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest
                              ----
     for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

               (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

               (iii) an amount equal to the Class A Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date; and

               (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (b) On each Distribution Date, Class B Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

               (i) an amount equal to Class B Monthly Interest for such Distribution Date plus the amount of any Class B Monthly Interest
                       ----
     previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest
                              ----
     for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

               (ii) if First North American National Bank is no longer the Servicer, an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

               (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (c) On each Distribution Date, CTO Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

               (i) an amount equal to CTO Monthly Interest for such Distribution Date plus the amount of any CTO Monthly Interest previously
                       ----
     due but not distributed to the CTO Securityholders on a prior Distribution Date, plus the amount of any CTO Additional Interest for such Distribution
           ----
     Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the CTO Securityholders;

               (ii) if First North American National Bank is no longer the Servicer, an amount equal to the CTO Servicing Fee for such Distribution Date, plus the amount of any CTO Servicing Fee previously due but not
           ----
     distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

               (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (d) On each Distribution Date, Class D Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

               (i) if First North American National Bank is no longer the Servicer, an amount equal to the Class D Servicing Fee for such Distribution Date, plus the amount of any Class D Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (e) On each Distribution Date, Class E Available Funds with respect to the Collection Period immediately preceding such Distribution Date shall be applied in the following priority:

               (i) if First North American National Bank is no longer the Servicer, an amount equal to the Class E Servicing Fee for such Distribution Date, plus the amount of any Class E Servicing Fee previously
                        ----
     due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

               (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.8.

          (f) On each Distribution Date with respect to the Revolving Period, Available Principal Collections for such Distribution Date shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 4.1(g) (and shall be retained in the Excess Funding Account if required by Section 4.1(g)).

          (g) On each Distribution Date with respect to the Accumulation Period or the Early Amortization Period, Available Principal Collections for such Distribution Date shall be applied in the following priority:

               (i) an amount equal to Class A Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of Principal
                        -----
     Receivables with respect to the preceding Collection Period transferred to the Principal Funding Account in respect of Class A Monthly Principal pursuant to Section 4.6(h)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class A Certificateholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class A Certificateholders;

               (ii) an amount equal to Class B Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of Principal
                        -----
     Receivables with respect to the preceding Collection Period transferred to the Principal Funding Account in respect of Class B Monthly Principal pursuant to Section 4.6(h)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class B Certificateholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class B Certificateholders;

               (iii) an amount equal to CTO Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of Principal
                        -----
     Receivables with respect to the preceding Collection Period transferred to the Principal Funding Account in respect of CTO Monthly Principal pursuant to Section 4.6(h)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the CTO Securityholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the CTO Securityholders;

               (iv) an amount equal to Class D Monthly Principal for such Distribution Date (minus the aggregate amount of Collections of Principal
                        -----
     Receivables with respect to the preceding Collection Period transferred to the Principal Funding Account in respect of Class D Monthly Principal pursuant to Section 4.6(h)) shall, during the Accumulation Period, be deposited in the Principal Funding Account for payment to the Class D Certificateholders on the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date and, during the Early Amortization Period, be distributed to the Paying Agent for payment to the Class D Certificateholders;

               (v) an amount equal to the lesser of the balance, if any, and the Class E Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class E
     Certificateholders; and

               (vi) the balance, if any, shall be treated as "Shared Principal Collections" with respect to Group One and shall be applied in accordance with Section 4.1(g) (and shall be retained in the Excess Funding Account if required by Section 4.1(g)).

          (h) On any Business Day during the Accumulation Period, the Servicer may, in its sole discretion, direct the Trustee to transfer (and the Trustee, at the written direction of the Servicer, shall transfer) the Collections of Principal Receivables allocated to Series 2002-1 and on deposit in the Collection Account on such Business Day to the Principal Funding Account; provided, however, that the aggregate amount transferred from the Collection
--------  -------
Account to the Principal Funding Account for any Collection Period pursuant to this Section 4.6(h) shall not exceed the Controlled Deposit Amount for the following Distribution Date; and, provided further, that if, on any
                                  -------- -------
Determination Date, the Servicer determines that the amount transferred from the Collection Account to the Principal Funding Account for any Collection Period pursuant to this Section 4.6(h) exceeded the sum of the Class A Monthly Principal, Class B Monthly Principal, CTO Monthly Principal and Class D Monthly Principal for the following Distribution Date, the Trustee shall, at the written direction of the Servicer, transfer an amount equal to such excess from the Principal Funding Account to the Collection Account. The aggregate amount transferred from the Collection Account to the Principal Funding Account for any Collection Period pursuant to this Section 4.6(h) (i) shall be deemed to be in respect of Class A Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, (ii) after the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, shall be deemed to be in respect of Class B Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates and the Class B Certificates, (iii) after the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates and the Class B Certificates, shall be deemed to be in respect of CTO Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations and (iv) after the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, the Class B Certificates and the Collateralized Trust Obligations, shall be deemed to be in respect of Class D Monthly Principal until the aggregate amount on deposit in the Principal Funding Account equals the outstanding principal balance of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates.

          (i) Upon the earlier to occur of the Expected Final Distribution Date and the first Special Distribution Date, the Trustee, at the written direction of the Servicer, shall withdraw from the Principal Funding Account all amounts, if any, on deposit in the Principal Funding Account and shall apply such amounts to make the following distributions in the following priority:

               (i) to the Class A Certificateholders, until the Class A Invested Amount is reduced to zero;

               (ii) to the Class B Certificateholders until the Class B Invested Amount is reduced to zero;

               (iii) to the CTO Securityholders until the CTO Invested Amount is reduced to zero; and

               (iv) to the Class D Certificateholders until the Class D Invested Amount is reduced to zero.

          Section 4.7    Defaulted Amounts; Adjustment Amounts; Investor Charge
                         ------------------------------------------------------
Offs; Reductions of Adjustment Amounts. (a) On each Determination Date, the
--------------------------------------
Servicer shall calculate the Class A Required Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class A Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class A Required Amount for such Distribution Date pursuant to Section 4.8(a) and (y) the amount of Subordinated Principal Collections available to fund the Class A Required Amount for such Distribution Date pursuant to Section 4.9(a), then the Class E Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(e) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount of such excess, but not by more than the excess of the Class A Allocable Amount for such Distribution Date over the sum of the amount of Class A Available Funds, Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class E Invested Amount to be a negative number, the Class

E Invested Amount shall be reduced to zero and the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(d) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class E Invested Amount as of such Distribution Date, the amount of Class A Available Funds, Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(c) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount and the Class D Invested Amount as of such Distribution Date, the amount of Class A Available Funds, Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(b) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount, the Class D Invested Amount and the CTO Invested Amount as of such Distribution Date, the amount of Class A Available Funds, Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount, the Class D Invested Amount, the CTO Invested Amount and the Class B Invested Amount as of such Distribution Date, the amount of Class A Available Funds, Excess Spread and Shared Excess Finance Charge Collections used to fund the Class A Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class A Allocable Amount for such Distribution Date (a "Class A Investor Charge Off"); provided, however, that the Class A Invested
    ---------------------------    --------  -------
Amount shall not be reduced below zero. Class A Investor Charge Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge Offs) on any

Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(b) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class A Invested Amount pursuant to
Section 4.7(g).

          (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Section 4.8(c) and (d) and (y) the amount of Subordinated Principal Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Section 4.9(b), then the Class E Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a) or (e) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount of such excess, but not by more than the excess of the Class B Allocable Amount for such Distribution Date over the sum of the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount shall be reduced to zero and the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a) or (d) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class E Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a) or (c) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to
Section 4.9) shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount and the Class D Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date. In the event that such reduction would cause the CTO Invested Amount to be a negative number, the CTO Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the CTO Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount, the Class D Invested Amount and the CTO Invested Amount as of such Distribution Date, the amount of Excess Spread and

Shared Excess Finance Charge Collections used to fund the Class B Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class B Allocable Amount for such Distribution Date (a "Class B Investor Charge Off"); provided, however, that the Class B Invested
    ---------------------------    --------  -------
Amount shall not be reduced below zero. Class B Investor Charge Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(e) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class B Invested Amount pursuant to Section 4.7(g).

          (c) On each Determination Date, the Servicer shall calculate the CTO Allocable Amount, if any, for the following Distribution Date. If, on any Distribution Date, the CTO Allocable Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the CTO Allocable Amount for such Distribution Date pursuant to Section 4.8(i) and (y) the amount of Subordinated Principal Collections available to fund the CTO Allocable Amount for such Distribution Date pursuant to Section 4.9(c), then the Class E Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a), (b) or (e) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount shall be reduced to zero and the Class D Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a), (b) or (d) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the CTO Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class E Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the CTO Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the CTO Allocable Amount for such Distribution Date. In the event that such reduction would cause the Class D Invested Amount to be a negative number, the Class D Invested Amount shall be reduced to zero and the CTO Invested Amount shall be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the CTO Allocable Amount for such Distribution Date over the sum of the aggregate amount of the reductions, if any, of the Class E Invested Amount and the Class D Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the CTO Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the CTO Allocable Amount for such Distribution Date (a "CTO Investor Charge Off"); provided, however, that
                           -----------------------    --------  -------
the CTO Invested Amount shall not be reduced below zero. CTO Investor Charge Offs shall thereafter be reimbursed and the CTO Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed CTO Investor Charge
Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to
Section 4.8(j) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the CTO Invested Amount pursuant to Section 4.7(g).

          (d) On each Determination Date, the Servicer shall calculate the Class D Allocable Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class D Allocable Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class D Allocable Amount for such Distribution Date pursuant to Section 4.8(k) and (y) the amount of Subordinated Principal Collections available to fund the Class D Allocable Amount for such Distribution Date pursuant to Section 4.9(d), then the Class E Invested Amount (after giving effect to any reduction thereof pursuant to Section 4.7(a), (b),
(c) or (e) and any reduction thereof resulting from the application of Reallocated Principal Collections pursuant to Section 4.9) shall be reduced by the amount of such excess. In the event that such reduction would cause the Class E Invested Amount to be a negative number, the Class E Invested Amount shall be reduced to zero and the Class D Invested Amount shall be reduced by the amount by which the Class E Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class D Allocable Amount for such Distribution Date over the sum of the amount of such reduction, if any, of the Class E Invested Amount as of such Distribution Date, the amount of Excess Spread and Shared Excess Finance Charge Collections used to fund the Class D Allocable Amount for such Distribution Date and the amount of Subordinated Principal Collections used to fund the Class D Allocable Amount for such Distribution Date (a "Class D Investor Charge Off"); provided, however, that the
                      ---------------------------    --------  -------
Class D Invested Amount shall not be reduced below zero. Class D Investor Charge Offs shall thereafter be reimbursed and the Class D Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class D Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(l) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class D Invested Amount pursuant to Section 4.7(g).

          (e) On each Determination Date, the Servicer shall calculate the Class E Allocable Amount, if any, for the following Distribution Date. If, on any Distribution Date, the Class E Allocable Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class E Allocable Amount for such Distribution Date pursuant to Section 4.8(p), then the Class E Invested Amount shall be reduced by the amount of such excess (a "Class E Investor Charge Off"); provided, however,
                              ---------------------------    --------  -------
that the Class E Invested Amount shall not be reduced below zero. Class E Investor Charge Offs shall thereafter be reimbursed and the Class E Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class E Investor Charge Offs) on any Distribution Date by the amount of Excess Spread and Shared Excess Finance Charge Collections allocated and available for that purpose pursuant to Section 4.8(q) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amount allocated to the Class E Invested Amount pursuant to Section 4.7(g).

          (f) Whenever funds or other amounts are available hereunder to fund the Class A Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class A Default Amount for such Distribution Date and then to fund the

Class A Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the Class B Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class B Default Amount for such Distribution Date and then to fund the Class B Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the CTO Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the CTO Default Amount for such Distribution Date and then to fund the CTO Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the Class D Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class D Default Amount for such Distribution Date and then to fund the Class D Adjustment Amount for such Distribution Date. Whenever funds or other amounts are available hereunder to fund the Class E Allocable Amount for any Distribution Date, such funds or other amounts shall be applied first to fund the Class E Default Amount for such Distribution Date and then to fund the Class E Adjustment Amount for such Distribution Date.

          (g) Any reduction of the Series Adjustment Amount for Series 2002-1 as a result of the deposit of funds into the Excess Funding Account, the repurchase or other repayment of Investor Certificates or the increase of Principal Receivables in the Trust shall be allocated first to the Class A Certificates, then to the Class B Certificates, then to the Collateralized Trust Obligations, then to the Class D Certificates and finally to the Class E Certificates, in each case to the extent of any unreimbursed reduction of the Invested Amount thereof attributable to Series Adjustment Amounts.

          Section 4.8   Excess Spread; Shared Excess Finance Charge Collections.
                        -------------------------------------------------------
The Servicer shall apply, or shall instruct the Trustee to apply, on each Distribution Date, Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2002-1 pursuant to Section 4.1(h) with respect to the preceding Collection Period, to make the following distributions in the following priority:

          (a) an amount equal to the Class A Required Amount, if any, for such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), (ii) and (iii), in that order of priority;

          (b) an amount equal to the aggregate amount of Class A Investor Charge Offs which have not been previously reimbursed shall be included in Available Principal Collections for such Distribution Date;

          (c) an amount equal to the amount calculated for such Distribution Date pursuant to clause (x) of Section 4.5(b) shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i) and (ii), in that order of priority;

          (d) an amount equal to the Class B Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date;

          (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to clauses (d), (e) and (f) of the definition of "Class B Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections for such Distribution Date;

          (f) an amount equal to the CTO Monthly Interest for such Distribution Date, plus the amount of CTO Monthly Interest previously due but
                   ----
not distributed to the CTO Securityholders on a prior Distribution Date, plus
                                                                         ----
the amount of CTO Additional Interest for such Distribution Date and any CTO Additional Interest previously due but not distributed to the CTO Securityholders on a prior Distribution Date, in each case to the extent not paid pursuant to Section 4.6(c)(i), shall be distributed to the Paying Agent for payment to the CTO Securityholders;

          (g) an amount equal to the Class D Monthly Interest for such Distribution Date, plus the amount of Class D Monthly Interest previously due
                   ----
but not distributed to the Class D Certificateholders on a prior Distribution Date, plus the amount of Class D Additional Interest for such Distribution Date
      ----
and any Class D Additional Interest previously due but not distributed to the Class D Certificateholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class D Certificateholders;

          (h) if First North American National Bank is the Servicer, an amount equal to the Class A Servicing Fee, the Class B Servicing Fee, the CTO Servicing Fee and the Class D Servicing Fee for such Distribution Date plus the
                                                                       ----
amount of any Class A Servicing Fee, Class B Servicing Fee, CTO Servicing Fee or Class D Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion of the CTO Servicing Fee for such Distribution Date not paid pursuant to Section 4.6(c)(ii) plus the portion of any CTO Servicing
                                        ----
Fee previously due but not distributed to the Servicer on a prior Distribution Date plus the portion of the Class D Servicing Fee for such Distribution Date
     ----
not paid pursuant to Section 4.6(d)(i) plus the portion of any Class D Servicing
                                       ----
Fee previously due but not distributed to the Servicer on a prior Distribution
Date) shall be distributed to the Servicer;

          (i) an amount equal to the CTO Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date;

          (j) an amount equal to the aggregate amount by which the CTO Invested Amount has been reduced on all prior Distribution Dates pursuant to clauses (d), (e) and (f) of the definition of "CTO Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections for such Distribution Date;

          (k) an amount equal to the Class D Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date;

          (l) an amount equal to the aggregate amount by which the Class D Invested Amount has been reduced on all prior Distribution Dates pursuant to clauses (d), (e) and (f) of the definition of "Class D Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections for such Distribution Date;

          (m) an amount equal to the excess, if any, of the Required Spread Account Amount for such Distribution Date over the Available Spread Account Amount for such Distribution Date shall be deposited into the Spread Account;

          (n) an amount equal to the excess, if any, of the Required Reserve Account Amount for such Distribution Date over the Available Reserve Account Amount for such Distribution Date shall be deposited into the Reserve Account;

          (o) if First North American National Bank is the Servicer, an amount equal to the Class E Servicing Fee for such Distribution Date (or, if First North American National Bank is no longer the Servicer, the portion of the Class E Servicing Fee for such Distribution Date not paid pursuant to Section 4.6(e)(i)), plus the amount of any Class E Servicing Fee previously due but not
            ----
distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

          (p) an amount equal to the Class E Allocable Amount for such Distribution Date shall be included in Available Principal Collections for such Distribution Date;

          (q) an amount equal to the aggregate amount by which the Class E Invested Amount has been reduced on all prior Distribution Dates pursuant to clauses (c), (d) and (e) of the definition of "Class E Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be included in Available Principal Collections for such Distribution Date;

          (r) an amount equal to the Class E Monthly Interest for such Distribution Date, plus the amount of Class E Monthly Interest previously due
                   ----
but not distributed to the Class E Certificateholders on a prior Distribution Date, plus the amount of Class E Additional Interest for such Distribution Date
      ----
and any Class E Additional Interest previously due but not distributed to the Class E Certificateholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class E Certificateholders; and

          (s) the balance, if any, shall constitute "Shared Excess Finance Charge Collections" with respect to Group One to be applied in accordance with
Section 4.1(h).

          Section 4.9   Subordinated Principal Collections. The Servicer shall
                        ----------------------------------
apply, or shall instruct the Trustee to apply, Subordinated Principal Collections (applying all Class E Subordinated Principal Collections prior to applying any Class D Subordinated Principal Collections, and applying all Class D Subordinated Principal Collections prior to applying any CTO Subordinated Principal Collections, and applying all CTO Subordinated Principal Collections prior to applying any Class B Subordinated Principal Collections, and applying no Class B Subordinated Principal Collections with respect to the Class B Required Amount pursuant to clause (b) below and applying no Class B Subordinated Principal Collections or CTO Subordinated Principal Collections with respect to the CTO Required Amount pursuant to clause

(c) below and applying no Class B Subordinated Principal Collections, CTO Subordinated Principal Collections or Class D Subordinated Principal Collections with respect to the Class D Required Amount pursuant to clause (d) below) with respect to each Distribution Date to make the following distributions in the following priority:

          (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, for such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections allocable to Series 2002-1 with respect to the preceding Collection Period shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(a)(i), 4.6(a)(ii) and 4.6(a)(iii), in that order of priority;

          (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, for such Distribution Date over (ii) the amount of Excess Spread and Shared Excess Finance Charge Collections available to fund the Class B Required Amount for such Distribution Date pursuant to Sections 4.8(c) and (d) shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(b)(i), 4.6(b)(ii) and 4.8(d), in that order of priority;

          (c) an amount equal to the excess, if any, of (i) the CTO Required Amount, if any, for such Distribution Date over (ii) the amount withdrawn from the Spread Account in respect of clause (x) of the definition of "CTO Required Amount" for such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(c)(i), 4.6(c)(ii), 4.8(f), 4.8(h) (with respect to the CTO Servicing Fee if First North American National Bank is no longer the Servicer) and 4.8(i), in that order of priority; and

          (d) an amount equal to the excess, if any, of (i) the Class D Required Amount, if any, for such Distribution Date over (ii) the amount withdrawn from the Spread Account in respect of clause (x) of the definition of "Class D Required Amount" for such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.6(d)(i), 4.8(g), 4.8(h) (with respect to the Class D Servicing Fee if First North American National Bank is no longer the Servicer) and 4.8(k), in that order of priority.

          Section 4.10  Principal Shortfall. The "Principal Shortfall" for
                        -------------------       -------------------
Series 2002-1 shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Accumulation Period (on or prior to the Expected Final Distribution Date), the excess, if any, of the sum of the Controlled Deposit Amount for such Distribution Date and the Class E Monthly Principal, if any, for such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), (c) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount as of the end of the preceding Collection Period over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (d) for the first Distribution Date on which the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates have been paid in full and for each Distribution Date thereafter, the excess, if any, of the Class E Invested Amount as of such Distribution Date (before giving effect to any reduction thereof to be made on such Distribution Date) over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof previously applied in respect of Class A Monthly Principal, Class B Monthly Principal, CTO Monthly Principal or Class D Monthly Principal) and any portion thereof attributable to Shared Principal Collections), or such lesser amount as may be designated by the Servicer.

          On each Distribution Date during the Accumulation Period or the Early Amortization Period, the Trustee, at the written direction of the Servicer, shall withdraw from the Excess Funding Account and deposit into the Collection Account an amount equal to the product of (i) the amount on deposit in the Excess Funding Account, if any, on such Distribution Date and (ii) the percentage equivalent of a fraction, the numerator of which is the Principal Shortfall with respect to Series 2002-1 for such Distribution Date and the denominator of which is the aggregate Principal Shortfalls of all Series then outstanding for such Distribution Date. The amount withdrawn from the Excess Funding Account shall be included in Available Principal Collections for such Distribution Date.

          Section 4.11  Finance Charge Shortfall. The "Finance Charge Shortfall"
                        ------------------------       ------------------------
for Series 2002-1 for any Distribution Date shall be equal to the excess, if any, of (a) the amount required to be paid, without duplication, pursuant to Sections 4.6(a), 4.6(b), 4.6(c), 4.6(d) and 4.6(e) and Section 4.8 (a)-(r) on
such Distribution Date over (b) the sum of the Class A Available Funds, the Class B Available Funds, the CTO Available Funds, the Class D Available Funds and the Class E Available Funds, in each case for the preceding Collection Period.

          Section 4.12  Spread Account. (a) The Servicer shall establish and
                        --------------
maintain, in the name of the Trustee, for the benefit of the CTO Securityholders and the Class D Certificateholders, with an Eligible Institution a segregated trust account (the "Spread Account"), bearing a designation clearly indicating
                    --------------
that the funds deposited therein are held for the benefit of the CTO Securityholders and the Class D Certificateholders. The Spread Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Trustee for the benefit of the CTO Securityholders and the Class D Certificateholders. If, at any time, the institution holding the Spread Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Spread Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Spread Account. The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Spread Account in the amounts and at the times set forth in this Agreement. The CTO Securityholders and the Class D Certificateholders shall not be entitled to reimbursement from the Trust Property for any withdrawals from the Spread Account except as specifically provided in this Agreement.

          (b) Funds on deposit in the Spread Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the CTO Securityholders and the Class D Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided,
--------
however, that the Trustee may sell, liquidate or dispose of an Eligible
-------
Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interests of the CTO Securityholders and the Class D Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Spread Account shall be included in Excess Spread for such Distribution Date and applied in accordance with Section 4.8.

          (c) On each Determination Date, the Servicer shall calculate the sum of (i) the amount calculated pursuant to clause (x) of the definition of "CTO Required Amount" for the following Distribution Date and (ii) the amount calculated pursuant to clause (x) of the definition of "Class D Required Amount" for the following Distribution Date (the "Spread Account Draw Amount").
                                          --------------------------

          (d) On each Distribution Date on which the Spread Account Draw Amount is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account an amount equal to the lesser of such Spread Account Draw Amount and the Available Spread Account Amount. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn to fund any deficiency pursuant to Sections 4.6(c)(i), 4.6(c)(ii), 4.8(f), 4.8(h) (with respect to the CTO Servicing Fee if First North American National Bank is no longer the Servicer), 4.6(d)(i), 4.8(g) and 4.8(h) (with respect to the Class D Servicing Fee if First North American National Bank is no longer the Servicer), in that order of priority.

          (e) On each Distribution Date on which the Spread Account Surplus, after giving effect to all deposits to and withdrawals from the Spread Account with respect to such Distribution Date, is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Spread Account and pay to the Holder of the Exchangeable Transferor Certificate an amount equal to such Spread Account Surplus.

          (f) Upon the earlier to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement and (ii) the Spread Account Release Date, the Trustee, at the written direction of the Servicer and after giving effect to any withdrawal to be made from the Spread Account on such date pursuant to Section 4.12(d), shall withdraw from the Spread Account all funds remaining on deposit in the Spread Account, if any. The Trustee, at the written direction of the Servicer, shall pay the amount withdrawn to the CTO Securityholders until the Collateralized Trust Obligations shall have been paid in full, to the Class D Certificateholders until the Class D Certificates shall have been paid in full and any remaining amount to the Holder of the Exchangeable Transferor Certificate, in that order of priority. The Spread Account shall be deemed to have terminated for all purposes of the Agreement upon such payment.

          Section 4.13   Principal Funding Account. (a) The Servicer shall
                         -------------------------
establish and maintain, in the name of the Trustee, for the benefit of the Series 2002-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Principal Funding Account"), bearing a designation clearly
                    -------------------------
indicating that the funds deposited therein are held for the benefit of the Series 2002-1 Certificateholders. The Principal Funding Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-1 Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in Section 3.1(b), the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

          (b) Funds on deposit in the Principal Funding Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2002-1 Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
--------  -------
Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 2002-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Principal Funding Account ("Principal Funding Investment
                                           ----------------------------
Proceeds") shall be applied as set forth in Section 4.13(c).
--------

          (c) On each Distribution Date with respect to the Accumulation Period, the Trustee, at the written direction of the Servicer, shall withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds received during the preceding Collection Period. The Trustee, at the written direction of the Servicer, shall apply the Principal Funding Investment Proceeds withdrawn from the Principal Funding Account on any Distribution Date as follows:

               (i) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Collection Period in respect of Class A Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in Class A Available Funds with respect to such preceding Collection Period and applied pursuant to Section 4.6(a);

               (ii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Collection Period in respect of Class B Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in Class B Available Funds with respect to such preceding Collection Period and applied pursuant to Section 4.6(b);

               (iii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Collection Period in respect of CTO Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in CTO Available Funds with respect to such preceding Collection Period and applied pursuant to Section 4.6(c); and

               (iv) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the aggregate amount on deposit in the Principal Funding Account as of the last day of the preceding Collection Period in respect of Class D Monthly Principal and the denominator of which is the aggregate amount on deposit in the Principal Funding Account as of such last day, shall be included in Class D Available Funds with respect to such preceding Collection Period and applied pursuant to Section 4.6(d).

          (d) Reinvested interest and other investment earnings on funds on deposit in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Agreement.

          Section 4.14   Reserve Account. (a) The Servicer shall establish and
                         ---------------
maintain, in the name of the Trustee, for the benefit of the Series 2002-1 Certificateholders, with an Eligible Institution a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds
 ---------------
deposited therein are held for the benefit of the Series 2002-1 Certificateholders. The Reserve Account shall initially be established with the Trustee. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2002-1 Certificateholders. If, at any time, the institution holding the Reserve Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within five Business Days establish a new Reserve Account meeting the conditions specified above with an Eligible Institution and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the written direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Agreement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.8(n).

          (b) Funds on deposit in the Reserve Account shall be invested by the Trustee, at the written direction of the Servicer, in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Trustee shall maintain, for the benefit of the Series 2002-1 Certificateholders, possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible

Investment shall be disposed of prior to its maturity; provided, however, that
                                                       --------  -------
the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series 2002-1 Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount and the balance, if any, shall be applied in accordance with Section 4.14(e). For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding sentence, interest and other investment earnings on such funds shall be deemed not to be available or on deposit.

                  (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period (prior to the Expected Final Distribution Date) and the first Special Distribution Date, the Servicer shall calculate the amount (the "Reserve Account Draw Amount") if any, by which the
                           ---------------------------
Covered Amount for such Distribution Date or Special Distribution Date exceeds the Principal Funding Investment Proceeds for such Distribution Date or Special Distribution Date.

                  (d) On each Distribution Date on which the Reserve Account Draw Amount is greater than zero, the Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account an amount equal to the lesser of such Reserve Account Draw Amount and the Available Reserve Account Amount. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this Section 4.14(d) as follows:

                      (i) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (a) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in Class A Available Funds with respect to the preceding Collection Period and applied pursuant to Section 4.6(a);

                      (ii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (b) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in Class B Available Funds with respect to the preceding Collection Period and applied pursuant to Section 4.6(b);

                      (iii) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (c) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in CTO Available Funds with respect to the preceding Collection Period and applied pursuant to Section 4.6(c); and

                     (iv) an amount equal to the product of (x) the amount withdrawn and (y) the percentage equivalent of a fraction, the numerator of which is the amount calculated pursuant to clause (d) of the definition of "Covered Amount" for such Distribution Date and the denominator of which is the Covered Amount for such Distribution Date, shall be included in Class D Available Funds with respect to the preceding Collection Period and applied pursuant to Section 4.6(d).

                  (e) On each Distribution Date, the Trustee, at the written direction of the Servicer, shall withdraw from the Reserve Account and deposit into the Collection Account all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Reserve Account to the extent that the Available Reserve Account Amount for such Distribution Date exceeds the Required Reserve Account Amount for such Distribution Date. The Trustee, at the written direction of the Servicer, shall apply the amount withdrawn from the Reserve Account on any Distribution Date pursuant to this
Section 4.14(e) in the manner in which amounts withdrawn from the Reserve Account are applied pursuant to Section 4.14(d).

                  (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates shall have been paid in full, (iii) if the Accumulation Period has not commenced, the occurrence of an Early Amortization Event with respect to Series 2002-1 and (iv) if the Accumulation Period has commenced, the earlier of the first Special Distribution Date and the Expected Final Distribution Date, the Trustee, at the written direction of the Servicer, after the prior payment of all amounts owing to the Series 2002-1 Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Holder of the Exchangeable Transferor Certificate all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall be deemed to have terminated for all purposes of the Agreement.

                  Section 4.15 Postponement of Accumulation Period. The
                               -----------------------------------
Accumulation Period is scheduled to commence at the end of the day on the last day of the March 2004 Collection Period; provided, however, that, if the
                                         --------  -------
Accumulation Period Length (determined as described below) shall be less than 12 months, the date on which the Accumulation Period actually commences may, at the option of the Transferor, be delayed to the first day of any month that is a number of whole months prior to the Expected Final Distribution Date at least equal to the Accumulation Period Length and, as a result, the number of Collection Periods in the Accumulation Period shall at least equal the Accumulation Period Length. On each Determination Date until the Accumulation Period begins, the Servicer shall determine the "Accumulation Period Length,"
                                                 --------------------------
which shall equal the number of whole months such that the sum of the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that
                                                         --------  -------
the Accumulation Period Length shall not be determined to be less than one month.

         Section 4.16 Suspension of Accumulation Period. (a) The Transferor may,
                      ---------------------------------
in its sole discretion and upon written notice to each Rating Agency, elect to suspend the commencement of the Accumulation Period. The commencement of the Accumulation Period shall be suspended upon delivery by the Transferor to the Trustee of (i) an Officer's Certificate stating that the Transferor has elected to suspend the commencement of the Accumulation Period and that all conditions precedent to such suspension set forth in this Section 4.16 have been satisfied,
(ii) a copy of an executed Qualified Maturity Agreement and (iii) an Opinion of Counsel addressed to the Trustee as to the due authorization, execution and delivery and the validity and enforceability of such Qualified Maturity Agreement. The Transferor does hereby transfer, assign, set-over, and otherwise convey to the Trustee for the benefit of the Class A Certificateholders, the Class B Certificateholders, the CTO Securityholders and the Class D Certificateholders, without recourse, all of its rights under any Qualified Maturity Agreement obtained in accordance with this Section 4.16 and all proceeds thereof. Such property shall constitute Trust Property for all purposes of the Agreement. The foregoing transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Transferor or any other Person in connection with a Qualified Maturity Agreement or under any agreement or instrument relating thereto.

         The Trustee hereby acknowledges its acceptance, to the extent validly transferred, assigned, set-over or otherwise conveyed to the Trustee, for the benefit of the Class A Certificateholders, the Class B Certificateholders, the CTO Securityholders and the Class D Certificateholders, of all of the rights previously held by the Transferor under any Qualified Maturity Agreement obtained by the Transferor and all proceeds thereof, and declares that it shall hold such rights upon the trust set forth herein and in the Agreement, and subject to the terms hereof and thereof, for the benefit of the Class A Certificateholders, the Class B Certificateholders, the CTO Securityholders and the Class D Certificateholders.

         (b) The Transferor shall cause the provider of each Qualified Maturity Agreement to deposit into the Principal Funding Account on or before the Expected Final Distribution Date an amount equal to the aggregate outstanding principal balance of the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates on such Distribution Date; provided, however, that the Transferor may instead elect to
                   --------  -------
fund all or a portion of such deposit with the proceeds of the issuance of a new Series or with the Available Principal Collections for such Distribution Date. The amount deposited shall be applied on the Expected Final Distribution Date pursuant to Section 4.6(g) as if the commencement of the Accumulation Period had not been suspended.

         (c) Each Qualified Maturity Agreement shall terminate at the close of business on the Expected Final Distribution Date; provided, however, that the
                                                  --------  -------
Transferor may terminate a Qualified Maturity Agreement prior to such Distribution Date if (i) it obtains a substitute Qualified Maturity Agreement,
(ii) the provider of the Qualified Maturity Agreement ceases to qualify as a Qualified Institution and the Transferor is unable to obtain a substitute Qualified Maturity Agreement or (iii) an Early Amortization Event occurs. In addition, the Transferor may terminate a Qualified Maturity Agreement prior to the later of the last day of the March 2004 Collection Period and the date to which the commencement of the Accumulation

Period may be postponed pursuant to Section 4.15 (as determined on the Determination Date preceding the date of such termination), in which case the commencement of the Accumulation Period shall be determined as if the Transferor had not elected to suspend such commencement. In the event that the provider of a Qualified Maturity Agreement ceases to qualify as a Qualified Institution, the Transferor shall use its best efforts to obtain a substitute Qualified Maturity Agreement. The Transferor shall notify the Rating Agencies in writing if it intends to terminate a Qualified Maturity Agreement prior to the Expected Final Distribution Date.

         (d) If a Qualified Maturity Agreement is terminated prior to the earlier of the Expected Final Distribution Date and the commencement of the Early Amortization Period and the Transferor does not obtain a substitute Qualified Maturity Agreement, the Accumulation Period shall commence on the latest of (i) the last day of the March 2004 Collection Period, (ii) at the election of the Transferor, the date to which the commencement of the Accumulation Period may be postponed pursuant to Section 4.15 (as determined on the date of such termination) and (iii) the first day of the Collection Period following the date of such termination.

         Section 9   Article V of the Agreement. Article V of the Agreement as
                     --------------------------
it relates to Series 2002-1 shall read in its entirety as follows:

                                    ARTICLE V
                 DISTRIBUTIONS AND REPORTS TO CERTIFICATEHOLDERS

         Section 5.1 Distributions. (a) On each Determination Date, the Servicer
                     -------------
shall deliver to the Trustee, the Paying Agent and each Rating Agency a certificate substantially in the form of Exhibit F prepared by the Servicer.
                                         ---------

         (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Agreement.

         (c) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class A Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class A Certificates pursuant to this Agreement.

         (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Agreement.

         (e) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class B Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class B Certificates pursuant to this Agreement.

         (f) On each Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Collateralized Trust Obligations pursuant to this Agreement.

         (g) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each CTO Securityholder of record as of the preceding Record Date (other than as provided in Section
12.2 respecting a final distribution) such CTO Securityholder's pro rata share of the amounts that are available on such date to pay principal of the Collateralized Trust Obligations pursuant to this Agreement.

         (h) On each Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class D Certificates pursuant to this Agreement.

         (i) On the Expected Final Distribution Date and each Special Distribution Date, the Paying Agent shall distribute to each Class D Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class D Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class D Certificates pursuant to this Agreement.

         (j) On each Distribution Date, the Paying Agent shall distribute to each Class E Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class E Certificateholder's pro rata share of the amounts that are available on such Distribution Date to pay interest on the Class E Certificates pursuant to this Agreement.

         (k) On each Distribution Date, beginning with the Distribution Date on which the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations and the Class D Certificates are paid in full, the Paying Agent shall distribute to each Class E Certificateholder of record as of the preceding Record Date (other than as provided in Section 12.2 respecting a final distribution) such Class E Certificateholder's pro rata share of the amounts that are available on such date to pay principal of the Class E Certificates pursuant to this Agreement.

         (l) Except as provided in Section 12.2 with respect to a final distribution, distributions to Series 2002-1 Certificateholders hereunder shall be made by check mailed to each such Certificateholder at such Certificateholder's address appearing in the Certificate Register without presentation or surrender of any such Series 2002-1 Certificate or the making of any notation thereon; provided, however, that, with
                                                   --------  -------
respect to any such Series 2002-1 Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds; and, provided further, that, with respect to the
                                  -------- -------
Class E Certificates, such distributions shall be made to the Class E Certificateholder in immediately available funds if the Class E Certificateholder shall have delivered written instructions to the Trustee with respect to such distributions.

         Section 5.2 Statements to Series 2002-1 Certificateholders. On each
                     ----------------------------------------------
Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series 2002-1 Certificateholder of record as of the preceding Record Date and each Rating Agency a statement substantially in the form of Exhibit G
                                                                ---------
prepared by the Servicer setting forth certain information relating to the Trust and the Series 2002-1 Certificates.

         On or before January 31 of each calendar year, beginning with 2003, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2002-1 Certificateholder a statement prepared by the Servicer containing the information which is required to be contained in the monthly statement referred to in the preceding paragraph, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2002-1 Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as is necessary to enable the Series 2002-1 Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

                               [END OF ARTICLE V]

         Section 10  Early Amortization Events. If any one of the events
                     -------------------------
specified in Section 9.1 or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series 2002-1 Certificates:

         (a) failure on the part of the Transferor (x) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made; or (y) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement that continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2002-1 Certificates evidencing not less than 50% of the Adjusted Invested Amount, and as a result of which the interests of the Series 2002-1 Certificateholders are materially and adversely affected;

         (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement shall prove to have been incorrect in any material respect when made that continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2002-1 Certificates evidencing not less than 50% of the Adjusted Invested Amount, and as a result of which the interests of the Series 2002-1 Certificateholders are materially and adversely affected; provided, however,
                                                          --------  -------
that if the representation or warranty which was breached relates to any particular Receivable or group of Receivables, an Early Amortization Event shall not be deemed to have occurred hereunder if the Transferor shall have accepted reassignment of such Receivable, or all of such Receivables, if applicable, during such period (or such longer period not to exceed a total of 180 days as the Trustee may specify) in accordance with the provisions of the Agreement;

         (c) Circuit City shall consent or fail to object to the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any bankruptcy proceeding, insolvency, marshaling of assets and liabilities or similar proceeding of or relating to Circuit City or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee, conservator, receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Circuit City or an action seeking any such decree or order shall have been commenced and, notwithstanding an objection by Circuit City, shall have remained undischarged or unstayed for a period of sixty (60) days; or Circuit City shall admit in writing its inability to pay its debts generally as they become due, file or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing or the earlier entry of any order providing for such relief) to the filing of a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (d) any Servicer Default shall occur that would have a material adverse effect on the Holders of the Series 2002-1 Certificates;

         (e) the Transferor shall fail to designate Additional Accounts or cause the Trust to repurchase Investor Certificates in an amount and within the time period required by Section 2.6(a);

         (f) the average of the Portfolio Yields for any three consecutive Collection Periods shall be less than the average of the Base Rates for such period;

         (g) the Receivables Purchase Agreement shall be terminated;

         (h) the Interest Rate Cap Provider shall fail to make any payment under the Class A Interest Rate Cap, the Class B Interest Rate Cap or the CTO Interest Rate Cap within five Business Days of the date on which such payment was due; or

         (i) the Class A Certificates, the Class B Certificates, the Collateralized Trust Obligations or the Class D Certificates shall not be paid in full on the Expected Final Distribution Date;

then, in the case of any event described in clause (a), (b) or (d), an Early Amortization Event will be deemed to have occurred with respect to the Series 2002-1 Certificates only if, after any applicable grace period described in the clauses, either the Trustee or the Holders of Series 2002-1 Certificates evidencing more than 50% of the Adjusted Invested Amount, by written notice to the Transferor and the Servicer (and to the Trustee, if given by such Holders) declare that an Early Amortization Event has occurred as of the date of such notice, and, in the case of any event described in Section 9.1 an Early Amortization Event with respect to all Series, and in the case of any event described in clause (c), (e), (f), (g), (h) or (i), an Early Amortization Event with respect to only the Series 2002-1 Certificates, will be deemed to have occurred without any notice or other action on the part of the Trustee or the Holders of the Series 2002-1 Certificates immediately upon the occurrence of such event.

         Section 11 CTO Defaults. If any one of the following events shall occur
                    ------------
with respect to the Collateralized Trust Obligations:

         (a) accrued but unpaid CTO Monthly Interest is not paid in full to the CTO Securityholders on two consecutive Distribution Dates; or

         (b) there is a CTO Investor Charge Off on three consecutive Distribution Dates;

then a CTO Default will be deemed to have occurred with respect to the Collateralized Trust Obligations. If a CTO Default has occurred and is continuing, at the direction of the Holders of more than 66 2/3% of the CTO Adjusted Invested Amount, (i) before the payment in full of the Class A Certificates and the Class B Certificates, the Required Spread Account Amount with respect to each Distribution Date thereafter shall equal the CTO Invested Amount as of such date and (ii) following the payment in full of the Class A Certificates and the Class B Certificates, the Trustee shall sell or cause to be sold an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Invested Amount at the close of business on the date of such sale and pay the proceeds of such sale to the holders of the Series 2002-1 Certificates in final payment of all principal of and accrued interest on Series 2002-1 (which proceeds will be applied first to the CTO Invested Amount until the Collateralized Trust Obligations have been paid in full and then to the Class D Invested Amount until the Class D Certificates have been paid in full and then to the Class E Invested Amount until the Class E Certificates have been paid in full); provided, however, that
                                                        --------  -------
the amount of such Principal Receivables shall not exceed the sum of (1) the product of (A) the Transferor Amount on such date and (B) a fraction, the numerator of which is the Invested Amount on such date and the denominator of which is the Aggregate Invested Amount on such date and (2) the Invested Amount on such date. The Transferor may purchase such Receivables in such case and shall have a right of first refusal with respect thereto to the extent of a bona fide offer by an unrelated third party for fair value. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Transferor.

         Section 12 Restrictions on Transfer.
                    ------------------------

         (a) Each Class A Certificate will bear a legend or legends substantially in the following form:

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         (b) Each Class B Certificate will bear a legend or legends substantially in the following form:

         EACH PURCHASER OF THIS CLASS B CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO
                                          -----
TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS,
(III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         (c) Each Collateralized Trust Obligation will bear a legend or legends substantially in the following form:

         EACH PURCHASER OF THIS COLLATERALIZED TRUST OBLIGATION REPRESENTS, WARRANTS AND COVENANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER EITHER (A) IS NOT ITSELF, AND IS NOT ACQUIRING THIS COLLATERALIZED TRUST OBLIGATION FOR, ON BEHALF OF OR USING THE ASSETS OF (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), WHETHER OR NOT SUBJECT TO
                                          -----
TITLE I OF ERISA, INCLUDING GOVERNMENTAL PLANS, FOREIGN PLANS AND CHURCH PLANS,
(II) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")), WHETHER OR
                       ----

NOT SUBJECT TO SECTION 4975 OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS, OR (III) ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (WITHIN THE MEANING OF UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION 29 C.F.R. SECTION 2510.3-101OR OTHERWISE UNDER ERISA),
        ---
INCLUDING WITHOUT LIMITATION, AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT (COLLECTIVELY, "BENEFIT PLAN INVESTORS"), OR (B) IS AN INSURANCE COMPANY
                        ----------------------
ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) AS OF THE DATE IT ACQUIRES THIS COLLATERALIZED TRUST OBLIGATION LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE ASSETS OF BENEFIT PLAN INVESTORS, (II) IT IS ELIGIBLE FOR AND MEETS THE REQUIREMENTS OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (III) IT IS NOT (AND IS NOT AN AFFILIATE OF) ANY PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR ANY PERSON WHO PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS AND
(IV) IT AGREES THAT IF, AFTER ITS INITIAL ACQUISITION OF THIS COLLATERALIZED TRUST OBLIGATION, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE ASSETS OF BENEFIT PLAN INVESTORS AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES UNDER SECTION 401(c) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA APPLIES, THEN SUCH INSURANCE COMPANY SHALL, IN A MANNER CONSISTENT WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN, DISPOSE OF THIS COLLATERALIZED TRUST OBLIGATION FROM ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

         THIS COLLATERALIZED TRUST OBLIGATION HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),
                                                              --------------
OR ANY STATE SECURITIES LAW. THE HOLDER OF THIS COLLATERALIZED TRUST OBLIGATION, BY THE PURCHASE HEREOF, AGREES THAT THIS COLLATERALIZED TRUST OBLIGATION MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM
                                                 ---------
THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A (A "QIB") PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT
                         ---
OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. EACH BENEFICIAL OWNER OF THIS COLLATERALIZED TRUST OBLIGATION,

BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IF SUCH BENEFICIAL OWNER ACQUIRED SUCH INTEREST IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

         AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS COLLATERALIZED TRUST OBLIGATION AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         (d) Each Class D Certificate will bear a legend or legends substantially in the following form:

         EACH PURCHASER OF THIS CLASS D CERTIFICATE REPRESENTS, WARRANTS AND COVENANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER EITHER (A) IS NOT ITSELF, AND IS NOT ACQUIRING THIS CLASS D CERTIFICATE FOR, ON BEHALF OF OR USING THE ASSETS OF (I) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN
SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")), WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, INCLUDING GOVERNMENTAL
  -----
PLANS, FOREIGN PLANS AND CHURCH PLANS, (II) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")),
                                                                  ----
WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS, OR (III) ANY OTHER ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF SUCH AN EMPLOYEE BENEFIT PLAN'S OR PLAN'S INVESTMENT IN SUCH ENTITY (WITHIN THE MEANING OF UNITED STATES DEPARTMENT OF LABOR ("DOL") REGULATION 29 C.F.R. SECTION 2510.3-101OR OTHERWISE UNDER
           ---
ERISA), INCLUDING WITHOUT LIMITATION, AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT (COLLECTIVELY, "BENEFIT PLAN INVESTORS"), OR (B) IS AN INSURANCE
                                ----------------------
COMPANY ACTING ON BEHALF OF ITS GENERAL ACCOUNT AND (I) AS OF THE DATE IT ACQUIRES THIS CLASS D CERTIFICATE LESS THAN 25% OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE ASSETS OF BENEFIT PLAN INVESTORS, (II) IT IS ELIGIBLE FOR AND MEETS THE REQUIREMENTS OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, (III) IT IS NOT (AND IS NOT AN AFFILIATE OF) ANY PERSON WHO HAS DISCRETIONARY AUTHORITY OR CONTROL WITH RESPECT TO THE ASSETS OF THE TRUST OR ANY PERSON WHO PROVIDES INVESTMENT ADVICE FOR A FEE (DIRECT OR INDIRECT) WITH RESPECT TO SUCH ASSETS AND
(IV) IT AGREES THAT IF, AFTER ITS INITIAL ACQUISITION OF THIS CLASS D CERTIFICATE, AT ANY TIME DURING ANY CALENDAR QUARTER 25% OR MORE OF THE ASSETS OF SUCH GENERAL ACCOUNT (AS REASONABLY DETERMINED BY SUCH INSURANCE COMPANY) CONSTITUTE ASSETS OF BENEFIT PLAN INVESTORS AND NO EXEMPTION OR EXCEPTION FROM THE PROHIBITED TRANSACTION RULES UNDER SECTION 401(c) OF ERISA AND THE FINAL REGULATIONS THEREUNDER OR UNDER AN EXEMPTION OR REGULATION ISSUED BY THE DOL UNDER ERISA

APPLIES, THEN SUCH INSURANCE COMPANY SHALL, IN A MANNER CONSISTENT WITH THE RESTRICTIONS ON TRANSFER SET FORTH HEREIN, DISPOSE OF THIS CLASS D CERTIFICATE FROM ITS GENERAL ACCOUNT BY THE END OF THE NEXT FOLLOWING CALENDAR QUARTER.

         THIS CLASS D CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY
                                             --------------
STATE SECURITIES LAW. THE HOLDER OF THIS CLASS D CERTIFICATE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS D CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (ANY SUCH ACT, A "TRANSFER") ONLY IN A DENOMINATION OF
                                           --------
AT LEAST $100.000, ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES
                     ---------
IS A "QUALIFIED INSTITUTIONAL BUYER" WITHIN THE MEANING OF RULE 144A (A "QIB")
                                                                         ---
PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM ATTACHED AS EXHIBIT H TO THE SERIES 2002-1 SUPPLEMENT OR SUCH OTHER WRITTEN STATEMENT AS THE TRUSTEE SHALL PRESCRIBE, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE RECEIPT BY THE TRANSFEROR AND THE TRUSTEE OF SUCH EVIDENCE ACCEPTABLE TO THE TRANSFEROR AND THE TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE POOLING AND SERVICING AGREEMENT, THE SERIES 2002-1 SUPPLEMENT AND THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a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
        --------  -------
BENEFICIALLY OWNED BY MORE THAN TEN (10) PERSONS, (Y) THE HOLDER OF THIS CLASS D CERTIFICATE SHALL HAVE OBTAINED THE PRIOR WRITTEN CONSENT OF THE TRANSFEROR TO ANY SUCH TRANSFER AND (Z) ANY PURPORTED TRANSFER OF ANY CLASS D CERTIFICATES (OR ANY INTEREST THEREIN) IN CONTRAVENTION OF ANY OF THE

FOREGOING RESTRICTIONS AND CONDITIONS WILL BE NULL AND VOID (EACH, A "VOID TRANSFER"); AND, PROVIDED FURTHER, THAT THE PURPORTED TRANSFEREE IN A VOID
                 -------- -------
TRANSFER WILL NOT BE RECOGNIZED BY THE TRUSTEE OR ANY PTHER PERSON AS A CLASS D CERTIFICATEHOLDER FOR ANY PURPOSE. EACH BENEFICIAL OWNER OF THIS CLASS D CERTIFICATE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IF SUCH BENEFICIAL OWNER ACQUIRED SUCH INTEREST IN A TRANSFER DESCRIBED IN CLAUSE (2) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS D CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          (e) Upon surrender for registration of transfer of a Restricted Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Holder of a Restricted Certificate substantially in the form attached as Exhibit H, executed by the registered owner, in person or by
                 ---------
such Holder's attorney thereunto duly authorized in writing, such Restricted Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Restricted Certificates of any authorized denominations and of a like aggregate principal amount and tenor; provided, however, that no transfer of a Class D Certificate
                  --------  -------
shall be permitted to the extent that such transfer would cause the number of Class D Certificateholders to exceed ten (10). Each transfer of a Restricted Certificate shall be subject to the restrictions set forth in this Section 12 and to such other restrictions as shall be set forth in the text of such Restricted Certificate. Successive registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          (f) The Transferor may at any time, without the consent of the Series 2002-1 Certificateholders, (i) sell or transfer all or a portion of the Class E Certificates, provided that (A) the Transferor shall have given notice to the Trustee, the Servicer and each Rating Agency of such proposed sale or transfer at least five Business Days prior to the consummation of such sale or transfer,
(B) no Early Amortization Event shall have occurred prior to the consummation of such proposed sale or transfer; (C) the Transferor shall have delivered an Officer's Certificate dated the date of the consummation of such proposed sale or transfer to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause an Early Amortization Event to occur with respect to any Series, (D) the Transferor shall have provided an Opinion of Counsel addressed to the Trustee, dated the date of such certificate, to the effect that such proposed sale or transfer will not (x) adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class with respect to which an Opinion of Counsel addressed to the Trustee was delivered at the time of their issuance that such Investor Certificates would be characterized as debt, (y) cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (z) cause or constitute an event in which gain or loss would be recognized by any Certificateholder and (E) the Rating Agency Condition shall have been satisfied.

          (g) No Class E Certificate or any interest therein may be Transferred except in accordance with this Section 12. No Class E Certificate or any interest therein may be Transferred to any Person (each, an "Assignee") unless
                                                             --------
the Assignee shall have executed and delivered the certification referred to in subsection 12(h) below and each of the Transferor and the Servicer shall have granted its prior consent thereto. The consent of the Transferor and the Servicer shall be granted unless the Transferor reasonably determines that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation; provided, however, that any attempted
                                      --------  -------
Transfer that would cause the number of Holders to exceed ninety-nine shall be void.

          (h) Each initial purchaser of a Class E Certificate or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Trustee that it is either (x)(A) a citizen or resident of the United States, (B) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Class E Certificates may constitute unrelated business taxable income or (C) a person not described in (A) or (B) whose ownership of the Class E Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class E Certificate will not result in any withholding obligation with respect to any payments with respect to the Class E Certificates by any Person and who will furnish to the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed United States Internal Revenue Service Form W-8ECI (and agree to provide a new Form W-8ECI upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws) or (y) an estate or trust the income of which is includible in gross income for United States federal income tax purposes.

          (i) Each initial purchaser of a Class E Certificate or any interest therein and any Assignee shall certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it Transfer any interest in a Class E Certificate or cause an interest in a Class E Certificate to be marketed on or through (i) an "established securities market" within the meaning of
Section 7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including, without limitation, a market wherein interests in the Class E Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class E Certificates and stands ready to effect buy or sell transactions at the quoted price for itself or on behalf of others. In addition, each initial purchaser of a Class E Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class E Certificate, that it is not and will not become, for so long as it holds an interest in a Class E Certificate, a partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. If an initial purchaser of an interest in a Class E Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if
                                                     --------  -------
the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each Holder acknowledges that special tax counsel to the Transferor may render Opinions of Counsel from time to time to the Transferor and others that the Trust will not be treated as a publicly traded partnership taxable as a corporation, and that such Opinions of Counsel will rely in part on the accuracy of the certifications in this subsection 12(i).

          (j) Each Class E Certificate will bear a legend or legends substantially in the following form:

          EACH PURCHASER OF THIS CLASS E CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO
                                          -----
TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) WHETHER OR NOT SUBJECT TO SECTION
                                       ----
4975 OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS,
(III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

          THIS CLASS E CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CLASS E CERTIFICATE BE MARKETED, ON OR THROUGH AN "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE CODE AND ANY TREASURY REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN OVER-THE-COUNTER-MARKET OR AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS.

          THIS CLASS E CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
                                             --------------
SECURITIES LAW. THE HOLDER OF THIS CLASS E CERTIFICATE, BY THE PURCHASE HEREOF, AGREES THAT THIS CLASS E CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION

EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH BENEFICIAL OWNER OF A CLASS E CERTIFICATE, BY THE ACCEPTANCE OF A BENEFICIAL INTEREST HEREIN, IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT). THIS CLASS E CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 2002-1 SUPPLEMENT HAVE BEEN COMPLIED WITH. THIS CLASS E CERTIFICATE MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED BY THE SERIES 2002-1 SUPPLEMENT.

          AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS E CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

          (k) Upon surrender for registration of transfer of a Class E Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class E Certificateholder substantially in the form attached as Exhibit I, executed by the registered owner, in person or by such
            ---------
Class E Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class E Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class E Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Each transfer of a Class E Certificate shall be subject to the restrictions set forth in this Section 12 and to such other restrictions as shall be set forth in the text of the Class E Certificates. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

          Section 13 Tax Characterization of the Collateralized Trust
                     ------------------------------------------------
Obligations, the Class D Certificates and the Class E Certificates. It is the
------------------------------------------------------------------
intention of the parties hereto that the Collateralized Trust Obligations, the Class D Certificates and the Class E Certificates be treated under applicable tax law as indebtedness. In the event that any of the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates are not so treated, it is the intention of the parties that the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates, as the case may be, be treated under applicable tax law as interests in a partnership that owns the Receivables. In the event that any of the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates are treated under applicable tax law as interests in a partnership, it is the intention of the parties that the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates, as the case may be, be treated as guaranteed payments and, if for any reason they are not so treated, that the Holders of the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates, as the case may be, be specially allocated gross interest income equal to the interest accrued during each Interest Period on the Collateralized Trust Obligations, the Class D Certificates or the Class E Certificates, as the case may be.

          Section 14 Ratification of Master Pooling and Servicing Agreement. As
                     ------------------------------------------------------
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that the fifth sentence of Section 9.2(a) shall not apply to
--------  -------
Series 2002-1.

          Section 15 Counterparts. This Series Supplement may be executed in two
                     ------------
or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 16 Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 17 Subordination of Certain Termination Payments.
                     ---------------------------------------------
Notwithstanding anything contained in Section 12.2(c), upon the sale of Receivables or interests therein as provided in Section 12.2(c), the proceeds of any such sale payable in respect of the Series 2002-1 Certificates shall be payable first to the Class A Certificateholders on a pro rata basis until all obligations payable in respect of the Class A Certificates are paid in full, then to the Class B Certificateholders on a pro rata basis until all obligations payable in respect of the Class B Certificates are paid in full, then to the CTO Securityholders on a pro rata basis until all obligations payable in respect of the Collateralized Trust Obligations are paid in full, then to the Class D Certificateholders on a pro rata basis until all obligations payable in respect of the Class D Certificates are paid in full and then to the Class E Certificateholders on a pro rata basis until all obligations payable in respect of the Class E Certificates are paid in full.

          Section 18 Paired Series. Subject to obtaining confirmation by each
                     -------------
Rating Agency of the then existing ratings of each class of Series 2002-1 Certificates which is then rated, and prior to the commencement of the Early Amortization Period, the Series 2002-1 Certificates may be paired with one or more other Series (each, a "Paired Series"). Each Paired Series either will be
                            -------------
pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and funded primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Series 2002-1 Certificateholders. As principal is paid or deposited into the Principal Funding Account with respect to the Series 2002-1 Certificates, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired

Series will, if requested by the Transferor, be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may, if requested by the Transferor, be sold by the Trust (and the proceeds thereof will, if requested by the Transferor, be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2002-1 Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Series 2002-1 Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b). If the Rating Agency Condition shall have been satisfied, the numerator of the Class A Fixed Allocation Percentage, the Class B Fixed Allocation Percentage, the CTO Fixed Allocation Percentage, the Class D Fixed Allocation Percentage and the Class E Fixed Allocation Percentage with respect to allocations of Collections of Principal Receivables may be changed upon the occurrence of an Early Amortization Event with respect to (and as defined in the Supplement for) a Paired Series (provided that such numerator is not less than the Class A Invested Amount, the Class B Invested Amount, the CTO Invested Amount, the Class D Invested Amount or the Class Invested Amount, respectively, as of the last day of the Revolving Period (as defined in the Supplement for such Paired Series)).

                  IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                              TYLER INTERNATIONAL FUNDING, INC.,
                                  as Transferor

                              By: /s/ Philip J. Dunn
                                  Name: Philip J. Dunn
                                  Title: Vice President

                              FIRST NORTH AMERICAN NATIONAL BANK,
                                  as Servicer

                              By: /s/ Michael T. Chalifoux
                                  Name: Michael T. Chalifoux
                                  Title: President

                              DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                  as Trustee

                              By: /s/ Susan Barstock
                                  Name: Susan Barstock
                                  Title: Vice President

                                                                       EXHIBIT A

REGISTERED                                                          $217,500,000

No. A-1                                                    CUSIP No. 172937 AN 4

                  Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 2002-1

                        Expected Final Distribution Date:
                          April 2005 Distribution Date

                  Each $1,000 minimum denomination represents a
              1/217,500 undivided interest in certain assets of the

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                  Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of designated consumer revolving credit card accounts originated by First North American National Bank.

    (Not an interest in or obligation of First North American National Bank, Tyler International Funding, Inc., Circuit City Stores, Inc. or any of their affiliates)

                 This certifies that Cede & Co. (the "Class A
Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (as amended and supplemented, the "Agreement") among Tyler International Funding, Inc., a Delaware corporation ("Tyler Funding"), as Transferor, First North American National Bank, a national banking association (the "Bank"), as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation, as trustee (the "Trustee"), as supplemented by the

Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as of May 7, 2002 (as amended and supplemented, the "Series Supplement"), among Tyler Funding, as Transferor, the Bank, as Servicer, and the Trustee. The corpus of the Trust consists of (i) a portfolio of receivables now existing or hereafter created (the "Receivables") arising under certain consumer revolving credit card accounts from time to time originated by the Bank and identified in the Agreement (the "Accounts"), (ii) all monies due or to become due and all amounts received with respect to such Receivables (including Finance Charge Receivables and Receoveries), (iii) all proceeds of such Receivables (including Insurance Proceeds), (iii) the Interchange Amount with respect to each Collection Period, (iv) all rights, remedies, powers, privileges and claims of Tyler Funding under or with respect to the Receivables Purchase Agreement dated as of December 31, 2001 (as amended, the "Receivables Purchase Agreement") between the Bank, as Seller, and Tyler Funding, as Purchaser, (whether arising pursuant to the terms of the Receivables Purchase Agreement or otherwise available to Tyler Funding at law or in equity), including, without limitation, the rights of Tyler Funding to enforce the Receivables Purchase Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreement, (v) all monies as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of the Certificateholders (including, the extent specified in the Series Supplement, investment earnings on such amounts), (vi) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders, the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the CTO Securityholders, (vii) all monies as are from time to time available under any Enhancement for any Series (or class thereof) for payment to Certificateholders and (vii) all other assets and interests constituting the Trust Property.

                  Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Class A Certificate and the Agreement or the Series Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for federal, state and local income and franchise tax purposes only, the

Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class A Certificateholder (and each Certificate Owner of a Class A Certificate), by the acceptance of this Class A Certificate (or its interest therein), is deemed to agree to treat this Class A Certificate for federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                          TYLER INTERNATIONAL FUNDING, INC.

                                          By:___________________________________
                                             Name: Philip J. Dunn
                                             Title: Vice President

Dated: May 7, 2002

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A Certificates described in the within-mentioned Agreement and Series Supplement.

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Trustee

                                          By: __________________________________
                                              Authorized Officer

Dated: May 7, 2002

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                 CLASS A FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 2002-1

                         Summary of Terms and Conditions

                  This Class A Certificate is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2002-1 Certificates (the "Series 2002-1 Certificates"), and one of a class thereof entitled Class A Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class A Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class A Invested Amount at such time. The Class A Initial Invested Amount is $217,500,000. The Class A Invested Amount on any date will be an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount on deposit in the Principal Funding Account as of
-----
such date in respect of Class A Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal
                                     -----
payments made to the Class A Certificateholders prior to such date, minus (d)
                                                                    -----
the excess, if any, of the aggregate amount of Class A Investor Charge Offs for all prior Distribution Dates over the sum of the aggregate amount of Class A
                             ----
Investor Charge Offs reimbursed prior to such date pursuant to the Series Supplement and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class A Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the Class A
                                             --------  -------
Invested Amount may not be reduced below zero. In addition, classes of the Series 2002-1 Certificates entitled Class B Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class B Certificates"), Collateralized Trust Obligations, Series 2002-1 (the "Collateralized Trust Obligations"), Class D Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class D Certificates"), and Class E Floating Rate Asset Backed Certificate, Series 2002-1 (the "Class E Certificates"), will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to Tyler Funding pursuant to the Agreement.

                  Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                  Each Class A Certificate represents the right to receive payments of (i) interest at the per annum rate of 0.19% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from May 7, 2002, payable on June 17, 2002 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the April 2005 Distribution Date (and on each Distribution Date thereafter, if the Class A Certificates are not paid in full on the April 2005 Distribution
Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization

Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class A Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

                  The Class B Certificates, the Collateralized Trust Obligations, the Class D Certificates and the Class E Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement.

                  On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class A Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate), except that with respect to Class A Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made to Cede & Co. in the form of immediately available funds. Final payment of this Class A Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

                  On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class A Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class A Invested Amount plus accrued but unpaid interest thereon.

                  This Class A Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, the Bank, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class A Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however,
                                                              --------  -------
that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

                  The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class A Certificates in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

                  THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS CLASS A CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee:

___________________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________


_______________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                  _______________________________*


                                        Signature Guaranteed:


                                        ______________________________

______________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                                                       EXHIBIT B

REGISTERED                                                           $34,500,000

No. B-1                                                    CUSIP No. 172937 AP 9

                  Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                  EACH PURCHASER OF THIS CLASS B CERTIFICATE REPRESENTS AND WARRANTS FOR THE BENEFIT OF THE TRANSFEROR AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO TITLE I OF ERISA, (II) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") WHETHER OR NOT SUBJECT TO SECTION 4975 OF THE CODE, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND KEOGH PLANS, (III) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) BY REASON OF A PLAN'S INVESTMENT IN SUCH ENTITY OR (IV) A PERSON INVESTING "PLAN ASSETS" (AS DESCRIBED IN 29 C.F.R. 2510.3-101) OF ANY SUCH PLAN (INCLUDING, FOR PURPOSES OF CLAUSES (III) AND (IV), INSURANCE COMPANY GENERAL ACCOUNTS BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                  AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 2002-1

                        Expected Final Distribution Date:
                          April 2005 Distribution Date

                  Each $1,000 minimum denomination represents a
              1/34,500 undivided interest in certain assets of the

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

          Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in a portfolio of designated consumer revolving credit card accounts originated by First North American National Bank.

          (Not an interest in or obligation of First North American National Bank, Tyler International Funding, Inc., Circuit City Stores, Inc. or any of their affiliates)

          This certifies that Cede & Co. (the "Class B Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (as amended and supplemented, the "Agreement") among Tyler International Funding, Inc., a Delaware corporation ("Tyler Funding"), as Transferor, First North American National Bank, a national banking association (the "Bank"), as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation, as trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as of May 7, 2002 (as amended and supplemented, the "Series Supplement"), among Tyler Funding, as Transferor, the Bank, as Servicer, and the Trustee. The corpus of the Trust consists of (i) a portfolio of receivables now existing or hereafter created (the "Receivables") arising under certain consumer revolving credit card accounts from time to time originated by the Bank and identified in the Agreement (the "Accounts"), (ii) all monies due or to become due and all amounts received with respect to such Receivables (including Finance Charge Receivables and Receoveries), (iii) all proceeds of such Receivables (including Insurance Proceeds), (iii) the Interchange Amount with respect to each Collection Period,
(iv) all rights, remedies, powers, privileges and claims of Tyler Funding under or with respect to the Receivables Purchase Agreement dated as of December 31, 2001 (as amended, the "Receivables Purchase Agreement") between the Bank, as Seller, and Tyler Funding, as Purchaser, (whether arising pursuant to the terms of the Receivables Purchase Agreement or otherwise available to Tyler Funding at law or in equity), including, without limitation, the rights of Tyler Funding to enforce the Receivables Purchase Agreement and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Receivables Purchase Agreement, (v) all monies as are from time to time deposited in the Collection Account, the Excess Funding Account and any other account or accounts maintained for the benefit of the Certificateholders (including, the extent specified in the Series Supplement, investment earnings on such amounts),

(vi) the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class A Certificateholders, the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the Class B Certificateholders and the Transferor's rights under an interest rate cap agreement for the exclusive benefit of the CTO Securityholders, (vii) all monies as are from time to time available under any Enhancement for any Series (or class thereof) for payment to Certificateholders and (vii) all other assets and interests constituting the Trust Property.

                  Although a summary of certain provisions of the Agreement and the Series Supplement is set forth below and on the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Series Supplement and reference is made to the Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent there is a conflict between this Class B Certificate and the Agreement or the Series Supplement, the Agreement or the Series Supplement, as applicable, will control. A copy of the Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office: 4 Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Series Supplement, as applicable.

                  This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Series Supplement, to which Agreement and Series Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

                  It is the intent of the Transferor and the Investor Certificateholders (and Certificate Owners) that, for federal, state and local income and franchise tax purposes only, the Investor Certificates will qualify as indebtedness of the Transferor secured by the Receivables (unless otherwise specified in the related Supplement). The Class B Certificateholder (and each Certificate Owner of a Class B Certificate), by the acceptance of this Class B Certificate (or its interest therein), is deemed to agree to treat this Class B Certificate for federal, state and local income and franchise tax purposes and any other tax imposed on or measured by income as indebtedness of the Transferor.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Series Supplement or be valid for any purpose.

     IN WITNESS WHEREOF, the Transferor has caused this Class B Certificate to be duly executed.

                                          TYLER INTERNATIONAL FUNDING, INC.

                                          By:___________________________________
                                             Name: Philip J. Dunn
                                             Title: Vice President

Dated: May 7, 2002

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Class B Certificates described in the within-mentioned Agreement and Series Supplement.

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                          as Trustee

                                          By: __________________________________
                                               Authorized Officer

Dated: May 7, 2002

                      CIRCUIT CITY CREDIT CARD MASTER TRUST

                 CLASS B FLOATING RATE ASSET BACKED CERTIFICATE,
                                  SERIES 2002-1

                         Summary of Terms and Conditions

                  This Class B Certificate is one of a Series of Certificates entitled Circuit City Credit Card Master Trust, Series 2002-1 Certificates (the "Series 2002-1 Certificates"), and one of a class thereof entitled Class B Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class B Certificates"), each of which represents a fractional undivided interest in certain assets of the Trust. The Trust Property is allocated in part to the Investor Certificateholders of all outstanding Series (the "Certificateholders' Interest") and the interests, if any, of any Enhancement Providers, with the remainder allocated to the Transferor. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Initial Invested Amount is $34,500,000. The Class B Invested Amount on any date will be an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount on deposit in the Principal Funding Account as of
-----
such date in respect of Class B Monthly Principal (excluding interest and other investment earnings on such amount), minus (c) the aggregate amount of principal
                                     -----
payments made to the Class B Certificateholders prior to such date, minus (d)
                                                                    -----
the aggregate amount of Class B Investor Charge Offs for all prior Distribution Dates, minus (e) the amount of Class B Subordinated Principal Collections
       -----
allocated on all prior Distribution Dates pursuant to the Series Supplement, minus (f) an amount equal to the amount by which the Class B Invested Amount has
-----
been reduced on all prior Distribution Dates pursuant to the Series Supplement, plus (g) the sum of the amount of Excess Spread and Shared Excess Finance Charge
----
Collections allocated and available on all prior Distribution Dates pursuant to the Series Supplement for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f) and, without duplication, the aggregate amount of the reductions of the Series Adjustment Amounts allocated to the Class B Invested Amount prior to such date pursuant to the Series Supplement; provided, however, that the Class B Invested Amount may not be
            --------  -------
reduced below zero. In addition, classes of the Series 2002-1 Certificates entitled Class A Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class A Certificates"), Collateralized Trust Obligations, Series 2002-1 (the "Collateralized Trust Obligations"), Class D Floating Rate Asset Backed Certificates, Series 2002-1 (the "Class D Certificates"), and Class E Floating Rate Asset Backed Certificate, Series 2002-1 (the "Class E Certificates"), will be issued. The Exchangeable Transferor Certificate, which represents the Transferor Interest, has been issued to Tyler Funding pursuant to the Agreement.

                  Subject to the terms and conditions of the Agreement, the Transferor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional undivided interests in certain Trust Property.

                  Each Class B Certificate represents the right to receive payments of (i) interest at the per annum rate of 0.90% in excess of LIBOR (as determined on the related LIBOR Determination Date as set forth in the Series Supplement), accruing from May 7, 2002, payable on June 17, 2002 and on the 15th day of each month thereafter (or, if such 15th day is not a Business Day, the next succeeding Business Day) (each, a "Distribution Date") and (ii) principal on the April 2005 Distribution Date (and on each Distribution Date thereafter, if the Class B Certificates are not paid in full on the April 2005 Distribution Date) or, upon the occurrence of an Early Amortization Event, on each Distribution Date relating to the Early Amortization Period, in each case funded from a percentage of the payments received with respect to the Receivables and certain other funds, all as more fully described in the Agreement and the Series Supplement. Interest on the Class B Certificates will be calculated on the basis of a 360-day year and the actual number of days in the relevant Interest Period.

                  The Class B Certificates are subordinated to the Class A Certificates to the extent set forth in the Series Supplement. The Collateralized Trust Obligations, the Class D Certificates and the Class E Certificates are subordinated to the Class B Certificates to the extent set forth in the Series Supplement.

                  On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last Business Day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of such amounts (including amounts on deposit in the Principal Funding Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Series Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate), except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made to Cede & Co. in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee in accordance with the Agreement and the Series Supplement.

                  On any Distribution Date occurring on or after the day on which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, the Class B Certificates are subject to retransfer to the Transferor. The retransfer price will be equal to the Class B Invested Amount plus accrued but unpaid interest thereon.

                  This Class B Certificate does not represent a recourse obligation of, or an interest in, the Transferor, the Servicer, the Bank, Circuit City Stores, Inc. or any of their affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. This Class B Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Agreement and the Series Supplement.

                  The Agreement and any Supplement may, subject to certain conditions set forth in the Agreement, be amended from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of the Investor Certificateholders. The Agreement and any Supplement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Holders of Investor Certificates evidencing Undivided Interests aggregating not less than 66-2/3% of the Invested Amount of all Series adversely affected, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or modifying in any manner the rights of the Investor Certificateholders of any Series then issued and outstanding; provided, however, that no such amendment
                                    --------  -------
shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate of such Series without the consent of the related Investor Certificateholders, (ii) change the definition of or the manner of calculating the Invested Amount, the Invested Percentage, the applicable available amount under any Enhancement or the Investor Default Amount of such Series without the consent of the related Investor Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the related Investor Certificateholders. Any amendment pursuant to this paragraph shall require that each Rating Agency rating the affected Series confirm that such amendment will not cause a reduction or withdrawal of the rating of any outstanding Series of Certificates.

                  The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar, and thereupon one or more new Class B Certificates in authorized denominations representing like aggregate Undivided Interests in the Trust will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations of like aggregate Undivided Interests in the Trust as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any transfer or exchange but the Transfer Agent and Registrar and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  The Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary.

                  THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS
LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AND THIS CLASS B CERTIFICATE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ASSIGNMENT

Social Security or other identifying number of assignee:

____________________

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________


_______________________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                       ______________________________*


                                             Signature Guaranteed:


                                             _____________________________


_______________________

(*) NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.